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IBM Notice of 2016 Annual Meeting and Proxy Statement

International Business Machines Corporation

Armonk, New York 10504

March 7, 2016

DEAR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 26, 2016 at 10 a.m., in the Savannah International Trade & Convention Center, Savannah, Georgia.

We are very pleased that Mr. Mark Fields, president and chief executive officer, Ford Motor Company, and Ms. Hutham S. Olayan, principal, director and senior executive, The Olayan Group, are new nominees for the Board this year. Mr. Alain J.P. Belda and Dr. William R. Brody are not nominees for election, and their terms on the Board will end in April. We are very grateful to them for their many valuable contributions and will miss their participation.

At this year’s Annual Meeting, you will once again be asked to provide an advisory vote on executive compensation. The Board’s FOR recommendation on this item is set forth in the proposal, and your support is important.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. You also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Armonk, NY 10504.

Very truly yours,

Virginia M. Rometty

Chairman of the Board

YOUR VOTE IS IMPORTANT.

Please vote by using the Internet, the telephone,

or by signing, dating, and returning the enclosed proxy card.

NOTICE OF MEETING

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 26, 2016 at 10 a.m., in the Savannah International Trade & Convention Center, Savannah, Georgia. The items of business are:

1.         Election of directors proposed by IBM’s Board of Directors for a term of one year, as set forth in this Proxy Statement.

2.         Ratification of the appointment of PricewaterhouseCoopers LLP as IBM’s independent registered public accounting firm.

3.         Advisory vote on executive compensation.

4.         Three stockholder proposals if properly presented at the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Christina M. Montgomery

Vice President and Secretary

This Proxy Statement and the accompanying form of proxy card are being mailed beginning on or about March 7, 2016 to all stockholders entitled to vote. The IBM 2015 Annual Report, which includes consolidated financial statements, is being mailed with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 26, 2016: The Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/.

Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.

IBM Notice of 2016 Annual Meeting and Proxy Statement

International Business Machines Corporation

GENERAL INFORMATION

IBM BOARD OF DIRECTORS

IBM’s Board of Directors is responsible for supervision of the overall affairs of IBM. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Following the Annual Meeting in 2016, the Board will consist of 14 directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies. The Board held nine meetings during 2015. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2015, overall attendance at Board and committee meetings was over 97%. Attendance was at least 75% for each director. Information about Board attendance at IBM’s 2015 Annual Meeting of Stockholders and IBM’s policy with regard to Board members’ attendance at annual meetings of stockholders is available at http://www.ibm.com/investor/governance/director-attendance-at-annual-meeting.html?subtabs=open.

IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of the Board to be comprised of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without members of management. An executive session with independent directors is held at least once a year, and the non-management directors met in executive session nine times in 2015. The IBM Board Corporate Governance Guidelines reflect IBM’s principles on corporate governance matters. These guidelines are available at http://www.ibm.com/investor/governance/corporate-governance-guidelines.html?subtabs=open.

The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the right mix of skills, expertise and background. The Board believes that the following attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties: experience as a leader of a business, firm or institution; mature and practical judgment; the ability to comprehend and analyze complex matters; effective interpersonal and communication skills; and strong character and integrity. Each of IBM’s directors has these attributes. In identifying potential director candidates, the Committee and the Board also focus on ensuring that the Board reflects a diversity of experiences, backgrounds and individuals.

The IBM Board is composed of a diverse group of members, all leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience as presidents of significant academic, research and philanthropic institutions, which brings unique perspectives to the Board. Further, IBM’s directors also have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

The Directors and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of its Board members described below, provide IBM with the perspectives and judgment necessary to guide IBM’s strategies and monitor their execution.

1.         ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

The Board proposes the election of the following directors of IBM for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Director since: 1998

KENNETH I. CHENAULT

Chairman and Chief Executive Officer, American Express Company, a financial services company

Qualifications:

•        Global business, technology and information management experience as chairman and chief executive officer of American Express Company

•        U.S. Government service (member of the President’s Council on Jobs and Competitiveness)

•        Affiliation with leading business and public policy association (member of the executive committee of the Business Roundtable)

•        Experience as a university trustee

•        Outside board experience as a director of The Procter & Gamble Company

Mr. Chenault, 64, joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company, Inc. in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. He is a director of The Procter & Gamble Company.

Director since: 2005 IBM Presiding Director

MICHAEL L. ESKEW

Retired Chairman and Chief Executive Officer, United Parcel Service, Inc., a provider of specialized transportation and logistics services

Committees: Chair, Audit; Executive

Qualifications:

•        Global business experience as former chairman and chief executive officer of United Parcel Service, Inc.

•        Outside board experience as a director of Allstate Corporation, Eli Lilly and Company and 3M Company

•        Chairman of a charitable organization

Mr. Eskew, 66, is IBM’s Presiding Director. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994, group vice president for engineering in 1996, executive vice president in 1999, vice chairman in 2000, and he was chairman and chief executive officer from 2002 until his retirement at the end of 2007. Mr. Eskew remained on the board of United Parcel Service until the end of 2014. He is a director of Allstate Corporation, Eli Lilly and Company and 3M Company. In addition, he is chairman of the Annie E. Casey Foundation.

Director since: 2012

DAVID N. FARR

Chairman and Chief Executive Officer, Emerson Electric Co., a diversified manufacturing and technology company

Committees: Audit

Qualifications:

•        Global business experience as chairman and chief executive officer of Emerson Electric Co.

•        Affiliation with leading business and public policy association (former director of the US-China Business Council)

•        Outside board experience as former director of Delphi Corporation

Mr. Farr, 61, joined Emerson in 1981 and subsequently held various executive positions. He was named senior executive vice president and chief operating officer in 1999, chief executive officer in 2000 and chairman and chief executive officer in 2004. Mr. Farr was named chairman, president and chief executive officer in 2005 and chairman and chief executive officer in 2010. He is a member of the Executive Committee of the National Association of Manufacturers and a former director of the US-China Business Council.

Director since: 2016

MARK FIELDS

President and Chief Executive Officer, Ford Motor Company, a global automotive and mobility company

Committees: Directors and Corporate Governance

Qualifications:

•        Global business experience as president and chief executive officer of Ford Motor Company

•        Affiliation with leading business and public policy association (chairman of the US-China Business Council)

•        Technology and innovation experience pursuing emerging opportunities through Ford’s business model expansion into mobility

Mr. Fields, 55, joined Ford in 1989 and subsequently held various executive positions in the company. He was named vice president, president and chief executive officer, Mazda Motor Corporation in 1999, group vice president, chairman and chief executive officer, Premier Automotive Group in 2002 and executive vice president and chief executive, Premier Automotive Group and Ford of Europe in 2004. Mr. Fields was named executive vice president and president, The Americas in 2005, chief operating officer in 2012, and president and chief executive officer in 2014. He is also a director of Ford and chairman of the US-China Business Council.

Director since: 2014

ALEX GORSKY

Chairman and Chief Executive Officer, Johnson & Johnson, a global healthcare products company

Committees: Executive Compensation and Management Resources

Qualifications:

•        Global business experience as chairman and chief executive officer of Johnson & Johnson

•        Affiliation with leading business and public policy associations (member of the Business Roundtable and The Business Council)

Mr. Gorsky, 55, joined Johnson & Johnson in 1988. In 2001, he was appointed president of Janssen Pharmaceutical Inc., and in 2003 he was named company group chairman of the Johnson & Johnson pharmaceutical business in Europe, the Middle East and Africa. Mr. Gorsky left Johnson & Johnson in 2004 to join the Novartis Pharmaceuticals Corporation, where he served as head of the company’s pharmaceutical business in North America. Mr. Gorsky returned to Johnson & Johnson in 2008 as company group chairman for Ethicon. In early 2009, he was appointed worldwide chairman of the Surgical Care Group and member of the executive committee. In September 2009, he was appointed worldwide chairman of the Medical Devices and Diagnostics Group. Mr. Gorsky became vice chairman of the executive committee in January 2011. He was named chief executive officer and joined the board of directors in April 2012 and was named chairman in December 2012. Mr. Gorsky also serves on the boards of the Travis Manion Foundation, Congressional Medal of Honor Foundation and the National Academy Foundation.

Director since: 2005

SHIRLEY ANN JACKSON

President, Rensselaer Polytechnic Institute, a leading science and technology university that brings technological innovation to the marketplace

Committees: Chair, Directors and Corporate Governance; Executive

Qualifications:

•        Leadership position as president of Rensselaer Polytechnic Institute

•        Industry and research experience as a theoretical physicist at the former AT&T Bell Laboratories

•        U.S. Government service (former chairman of the U.S. Nuclear Regulatory Commission, co-chair of the President’s Intelligence Advisory Board, member of the International Security Advisory Board to the United States Secretary of State and a former member of the President’s Council of Advisors on Science and Technology)

•        Regulatory experience (former member of the board of governors of the Financial Industry Regulatory Authority (FINRA))

•        Affiliation with leading business and public policy associations (member of the Council on Foreign Relations and former university vice chair of the Council on Competitiveness)

•        Outside board experience as a director of FedEx Corporation, Medtronic, Inc. and Public Service Enterprise Group Incorporated

•        Leadership and teaching positions at a research university

Dr. Jackson, 69, was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995, and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position in 1999. Dr. Jackson is a director of FedEx Corporation, Medtronic, Inc. and Public Service Enterprise Group Incorporated. She is co-chair of the President’s Intelligence Advisory Board and a member of the International Security Advisory Board to the United States Secretary of State. Dr. Jackson is a fellow of the Royal Academy of Engineering (U.K.), the American Academy of Arts and Sciences, a trustee of the Brookings Institution and a past president of the American Association for the Advancement of Science. She is a member of the Council on Foreign Relations, the National Academy of Engineering, the American Philosophical Society and the Board of Regents of the Smithsonian Institution. Additionally, during the past five years, she served as a director of NYSE Euronext and Marathon Oil Corporation.

Director since: 2010

ANDREW N. LIVERIS

Chairman and Chief Executive Officer, The Dow Chemical Company, a materials, polymer, chemicals and biological sciences enterprise

Committees: Executive Compensation and Management Resources

Qualifications:

•        Global business experience as chairman, president and chief executive officer of The Dow Chemical Company

•        U.S. and international government service (member of the Australian government’s Industry Growth Centres Advisory Committee, Thailand’s Board of Investment and the President’s Export Council and former co-chair of the President’s Advanced Manufacturing Partnership)

•        Affiliation with leading business and public policy associations (vice chairman of the executive committee of the Business Roundtable and executive committee member and former chairman of The Business Council)

•        Outside board experience as a former director of Citigroup Inc.

•        Experience as a university trustee

Mr. Liveris, 61, joined Dow in 1976 and subsequently held various executive positions, including vice president of specialty chemicals from 1998 to 2000, business group president for performance chemicals from 2000 to 2003, and president and chief operating officer from 2003 to 2004. Mr. Liveris was named president and chief executive officer of Dow in 2004 and chairman in 2006. In 2016 he relinquished the president role and remains chairman and chief executive officer. Mr. Liveris serves as vice chairman of the Executive Committee of the Business Roundtable, co-chair of the President’s Advanced Manufacturing Partnership, an Executive Committee member and former chairman of The Business Council and a member of the President’s Export Council. Mr. Liveris is also a trustee of the Herbert H. & Grace A. Dow Foundation, the California Institute of Technology and the United States Council for International Business (USCIB). Additionally, during the last five years, he served as a director of Citigroup Inc.

Director since: 2009

W. JAMES MCNERNEY, JR.

Retired Chairman and Chief Executive Officer, The Boeing Company, an aerospace company and manufacturer of commercial airplanes and defense, space and security systems

Committees: Executive Compensation and Management Resources

Qualifications:

•        Global business experience as former chairman and chief executive officer of The Boeing Company

•        Manufacturing and technology experience as former chairman and chief executive officer of 3M Company and senior executive of General Electric Company

•        U.S. Government service (former chairman of the President’s Export Council)

•        Affiliation with leading business and public policy association (member and former chairman of the executive committee of the Business Roundtable)

•        Outside board experience as a director of The Procter & Gamble Company

•        Experience as a university trustee

Mr. McNerney, 66, joined Boeing as chairman and chief executive officer in 2005. In 2015 he stepped down as chief executive officer and remained chairman until his retirement in 2016. Mr. McNerney also served as president of Boeing from 2005 through 2013. Beginning in 1982, he served in management positions at General Electric Company, including as president and chief executive officer of GE Aircraft Engines from 1997 to 2000. From 2001 to 2005, he served as chairman and chief executive officer of 3M Company. Mr. McNerney is a former chairman of the President’s Export Council. He is also a director of The Procter & Gamble Company.

Director since: 2016

HUTHAM S. OLAYAN

Principal, Director and Senior Executive, The Olayan Group, a private, family-owned multinational enterprise that is a diversified global investor and operator of industrial and commercial businesses in the Middle East

Committees: Directors and Corporate Governance

Qualifications:

•        Global business experience as principal, director and senior executive of The Olayan Group

•        Affiliation with leading business and public policy associations (member of the Council on Foreign Relations, the Peterson Institute for International Economics and the Carnegie Middle East Center)

•        Outside board experience as a director of Morgan Stanley

•        Experience as a university trustee

Ms. Olayan, 62, has been a principal and director since 1981 of Olayan Investments Company Establishment, the parent company of The Olayan Group. She is president and chief executive officer of Olayan America. Ms. Olayan is a director of Morgan Stanley. She is also a member of the Executive Advisory Board of General Atlantic. She serves on the boards of the American University of Beirut, the MasterCard Foundation, the Memorial Sloan-Kettering Cancer Center and the Peterson Institute for International Economics. Ms. Olayan is also a member of the Council on Foreign Relations and international advisory bodies affiliated with the Belfer Center for Science and International Affairs of Harvard University and the Carnegie Middle East Center.

Director since: 2006

JAMES W. OWENS

Retired Chairman and Chief Executive Officer, Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines

Committees: Audit

Qualifications:

•        Global business experience as former chairman and chief executive officer of Caterpillar Inc.

•        Experience as a former senior advisor at KKR & Co. L.P., a global asset management company

•        U.S. Government service (former member of the President’s Economic Recovery Advisory Board)

•        Affiliation with leading business and public policy associations (chairman of the executive committee of the Peterson Institute for International Economics, former director of the Council on Foreign Relations and former chairman of The Business Council)

•        Outside board experience as a director of Alcoa Inc. and Morgan Stanley

•        Experience as a university trustee

Mr. Owens, 70, joined Caterpillar in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995 and vice chairman in 2003. Mr. Owens served as chairman and chief executive officer of Caterpillar from 2004 until his retirement in 2010. He is a director of Alcoa Inc. and Morgan Stanley. Mr. Owens is chairman of the executive committee of the Peterson Institute for International Economics, chairman of the board of trustees at North Carolina State University and was a member of the President’s Economic Recovery Advisory Board.

Director since: 2012

VIRGINIA M. ROMETTY

Chairman, President and Chief Executive Officer, IBM

Committees: Chair, Executive

Qualifications:

•        Global business experience as chairman, president and chief executive officer of IBM

•        Affiliation with leading business and public policy associations (member of the Business Roundtable, the Council on Foreign Relations and the Peterson Institute for International Economics)

•        U.S. Government service (member of the President’s Export Council)

•        Experience as a university trustee

Mrs. Rometty, 58, joined IBM in 1981. She was elected senior vice president of Global Business Services in 2005, senior vice president of Sales and Distribution in 2009, senior vice president and group executive of Sales, Marketing and Strategy in 2010, president and chief executive officer in early 2012 and chairman in late 2012. She is a member of the Business Roundtable, the Council on Foreign Relations, the President’s Export Council, the Board of Trustees of Northwestern University and the Board of Overseers and Managers of Memorial Sloan-Kettering Cancer Center.

Director since: 2004

JOAN E. SPERO

Adjunct Senior Research Scholar, Columbia University’s School of International and Public Affairs

Committees: Audit

Qualifications:

•        Experience as senior research scholar, Columbia University’s School of International and Public Affairs

•        Research experience with national non-profit service organization (former visiting fellow at the Foundation Center)

•        Leadership position as former president of the Doris Duke Charitable Foundation

•        Business experience as a former senior executive of American Express Company

•        U.S. Government service (former U.S. Under Secretary of State for Economic, Business and Agricultural Affairs and former U.S. Ambassador to the United Nations for Economic and Social Affairs)

•        Affiliation with leading business and public policy association (member of the Council on Foreign Relations)

•        Outside board experience as a director of Citigroup Inc. and International Paper Company

•        Experience as a university trustee and former university professor

Ms. Spero, 71, served as U.S. Ambassador to the United Nations for Economic and Social Affairs from 1980 to 1981. From 1981 to 1993, she held several positions with American Express Company, the last being executive vice president, corporate affairs and communications. From 1993 to 1996, Ms. Spero served as U.S. Under Secretary of State for Economic, Business and Agricultural Affairs, and from 1997 through 2008, she was president of the Doris Duke Charitable Foundation. She is a director of Citigroup Inc. and International Paper Company. From 2009 to 2010, she was a visiting fellow at the Foundation Center. She is a member of the Council on Foreign Relations and the American Philosophical Society, a trustee emeritus of Columbia University, an honorary trustee of the Brookings Institution, and a trustee of the Wisconsin Alumni Research Foundation and the International Center for Transitional Justice. Additionally, during the past five years, she served as a member of the supervisory board of ING Group.

Director since: 2001

SIDNEY TAUREL

Chairman, Pearson plc, a provider of digital education products and services

Committees: Chair, Executive Compensation and Management Resources; Executive

Qualifications:

•        Global business experience as chairman of Pearson plc and former chairman and chief executive officer of Eli Lilly and Company

•        Private equity management and investment banking experience as former senior advisor of Capital Royalty L.P. and senior advisor of Moelis & Company

•        U.S. Government service (former member of the Homeland Security Advisory Council, the President’s Export Council and the Advisory Committee for Trade Policy and Negotiations)

•        Affiliation with leading business association (graduate member of The Business Council)

•        Outside board experience as a director of McGraw Hill Financial, Inc.

•        Member of a university oversight board

Mr. Taurel, 67, joined Eli Lilly in 1971 and held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the Pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, and president and chief operating officer in 1996. He was named chief executive officer of Eli Lilly and Company in 1998 and chairman of the board in 1999. Mr. Taurel retired as chief executive officer in early 2008 and as chairman in late 2008. He is a director of McGraw Hill Financial, Inc. and chairman of Pearson plc. He is also a senior advisor at Moelis & Company, a member of the Board of Overseers of the Columbia Business School, a graduate member of The Business Council and a trustee of the Indianapolis Museum of Art.

Director since: 2015

PETER R. VOSER

Chairman, ABB Ltd., a global group of power and automation companies

Committees: Directors and Corporate Governance

Qualifications:

•        Global business experience as chairman of ABB Ltd. and former chief executive officer of Royal Dutch Shell plc

•        Affiliation with leading business and public policy associations (former member of the European Round Table of Industrialists and member of The Business Council)

•        Outside board experience as a director of Roche Holding Limited and Temasek

Mr. Voser, 57, joined Shell in 1982 and held a variety of finance and business roles including chief financial officer of Oil Products. In 2002, he joined the Asea Brown Boveri (ABB) Group of Companies as chief financial officer and a member of the ABB Group executive committee. Mr. Voser returned to Shell in 2004 becoming a managing director of The Shell Transport and Trading Company, p.l.c. and chief financial officer of the Royal Dutch/Shell Group. He was appointed chief executive officer of Royal Dutch Shell plc in 2009 and held that position until his retirement in late 2013. Mr. Voser was named chairman of ABB Ltd. in 2015. He is chairman of Catalyst, and a director of Roche Holding Limited and Temasek. Mr. Voser is also active in a number of international and bilateral organizations, including The Business Council.

CORPORATE GOVERNANCE

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board in accordance with New York Stock Exchange (NYSE) requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at http://www.ibm.com/investor/governance/director-independence-standards.html. Applying those standards for the non-management directors including those not standing for election, the Committee and the Board have determined that each of the following directors has met the independence standards: A.J.P. Belda, W.R. Brody, M.L. Eskew, D.N. Farr, M. Fields, A. Gorsky, S.A. Jackson, A.N. Liveris, W.J. McNerney, Jr., H.S. Olayan, J.W. Owens, J.E. Spero, S. Taurel and P.R. Voser. The Committee and the Board have determined that K.I. Chenault does not qualify as an independent director in view of the commercial relationships between IBM and American Express Company in 2013. As a result, Mr. Chenault does not participate on any committee of the Board and does not participate in the determination or approval of the compensation level for IBM’s CEO. IBM holds an executive session of the Board at least once a year that includes only independent directors. Otherwise, Mr. Chenault continues to participate fully in the Board’s activities and to provide valuable expertise and advice. Mr. Eskew’s son is employed by IBM and is not an executive officer. He was hired over a year before Mr. Eskew joined IBM’s Board, and his compensation and other terms of employment are determined on a basis consistent with IBM’s human resources policies. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

As noted below, the Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to IBM and its stockholders. The Committee and the Board recognize that different structures may be appropriate under different circumstances. Mrs. Rometty serves as IBM’s Chairman and CEO and Mr. Eskew serves as Presiding Director, a structure which the Directors and Corporate Governance Committee and the Board believe is in the best interests of IBM and its stockholders. The Presiding Director has the following responsibilities:

•        preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•        serve as liaison between the Chairman and the independent directors;

•        approve information sent to the Board;

•        approve meeting agendas for the Board;

•        approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•        have authority to call meetings of the independent directors; and

•        if requested by major stockholders, ensure that he or she is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

The Directors and Corporate Governance Committee and the Board as a whole believe that this leadership structure provides IBM with the benefits of combining the leadership role of Chairman and CEO, while also recognizing the unique strengths and capabilities of IBM’s Board members. An independent Presiding Director with these clearly defined duties and responsibilities further enhances the contributions of IBM’s independent directors, which have been and continue to be substantial. Mr. Eskew, the Presiding Director, has significant global business, leadership and oversight experience as the former chairman and chief executive officer of United Parcel Service, Inc., the current chairman of the Annie E. Casey Foundation, and a board member of Allstate Corporation, Eli Lilly and Company and 3M Company.

In recent years, much attention has been given to the subject of risk and how companies assess and manage risks across the enterprise. At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive of stockholder value. Senior management is responsible for assessing and managing IBM’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. IBM has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout IBM. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing IBM’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of their responsibilities. The Audit Committee periodically reviews IBM’s enterprise management framework, including IBM’s enterprise risk management processes. In addition, an overall review of risk is inherent in the Board’s consideration of IBM’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board’s role in risk oversight of IBM is consistent with IBM’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing IBM’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

The process by which stockholders and other interested parties may communicate with the Board or non-management directors of IBM is available at http://www.ibm.com/investor/governance/contact-the-board.html?subtabs=open.

COMMITTEES OF THE BOARD

Executive
Compensation
		Directors and	and
		Corporate	Management
Name	Audit	Governance	Resources	Executive
A.J.P. Belda*		X
W.R. Brody*		X
M.L. Eskew	Chair			X
D.N. Farr	X
M. Fields		X
A. Gorsky			X
S.A. Jackson		Chair		X
A.N. Liveris			X
W.J. McNerney, Jr.			X
H.S. Olayan		X
J.W. Owens	X
V.M. Rometty				Chair
J.E. Spero	X
S. Taurel			Chair	X
P.R. Voser		X

* As noted above, Mr. Belda and Dr. Brody are not nominees for election, and their terms on the Board will end in April.

As explained above, Mr. Chenault does not qualify as an independent director; therefore, he does not participate on any committee of the Board.

Audit Committee

The Audit Committee is responsible for reviewing reports of IBM’s financial results, audits, internal controls and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations including federal procurement requirements. The Committee selects the independent registered public accounting firm and reviews its selection with the Board. In addition, at the beginning of each year, the Audit Committee approves the proposed services to be provided by the accounting firm during the year. Any additional engagements that arise during the course of the year are approved by the Audit Committee or by the Audit Committee chair pursuant to authority delegated by the Audit Committee. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for IBM.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board, the standards of the Securities and Exchange Commission (SEC) and the NYSE. The Board has determined that Mr. Eskew qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held seven meetings in 2015. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/audit-committee-charter.html. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers and employees. Any amendment to, or waiver of, the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and would be disclosed on IBM’s website. The BCGs are available at http://www.ibm.com/investor/governance/business-conduct-guidelines.html?subtabs=open.

Directors and Corporate Governance Committee

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors. As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of IBM, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background, and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of IBM, recommendations from members of the Committee and the Board, suggestions from IBM management, including the CEO and, from time to time, a third-party search firm. Any formal invitation to a director candidate is authorized by the full Board. The Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of IBM, giving the recommended candidate’s name, biographical data and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. In addition, the Committee makes recommendations to the Board on compensation for non-management directors. The Committee currently retains Frederic W. Cook & Co., Inc. (Cook & Co.) to assess trends and developments in director compensation practices and to compare IBM’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of IBM’s director compensation practices. Other than services provided to IBM’s Directors and Corporate Governance Committee and IBM’s Executive Compensation and Management Resources Committee, Cook & Co. does not perform any other work for IBM. The Committee determined that Cook & Co. is free of conflicts of interest. The Committee is responsible for reviewing and considering IBM’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment and philanthropic contributions, and it reviews and considers stockholder proposals, including those dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held four meetings in 2015. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/director-and-corporate-governance.html.

Executive Compensation and Management Resources Committee

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating IBM’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants and related actions under IBM’s various equity plans, reviews changes in IBM’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate her performance in light of those goals and objectives and, together with the other independent directors, determine and approve the Chairman and CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing IBM’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for IBM’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made under these delegations are reviewed periodically with the Committee.

The chair of the Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. In addition, IBM’s Chairman and CEO and the IBM Senior Vice President of Human Resources (SVP HR) review the self-assessments of the Senior Vice Presidents and evaluate the information, along with comparisons to market compensation levels for cash compensation and total direct compensation, potential for future roles within IBM and total compensation levels relative to internal peers before and after any recommendations. Following this in-depth review, and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Committee based on her evaluation of each senior executive’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. The Committee retains Frederic W. Cook & Co., Inc. (Cook & Co.) as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Cook & Co. reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. Other than services provided to IBM’s Executive Compensation and Management Resources Committee and IBM’s Directors and Corporate Governance Committee, Cook & Co. does not perform any other work for IBM, and the work done by them for the Committee is documented in a formal agreement executed by Cook & Co. and the Committee. See Section 1 of the 2015 Compensation Discussion and Analysis for additional information about the Committee’s consultant.

The Committee reports to stockholders as required by the SEC (see 2015 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by applicable regulations and by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held five meetings in 2015. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/ investor/governance/executive-compensation-and-management-resources.html.

Compensation Committee Interlocks and Insider Participation

Messrs. Gorsky, Liveris, McNerney and Taurel served as members of the Executive Compensation and Management Resources Committee in 2015. All members of the Committee were independent directors, and no member was an employee or former employee of IBM. During 2015, none of our executive officers served on the compensation committee or board of directors of another entity whose executive officer served on our Executive Compensation and Management Resources Committee or Board. Therefore, there is no relationship that requires disclosure as a Compensation Committee interlock.

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2015.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Under IBM’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of IBM’s common stock. If the determination is made that a related person has a material interest in any IBM transaction, then IBM’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, IBM is of the view that the following transactions with related persons are not significant to investors because they take place under IBM’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by IBM where the compensation and other terms of employment are determined on a basis consistent with IBM’s human resources policies; and any grants or contributions made by IBM under one of its grant programs and in accordance with IBM’s corporate contributions guidelines.

From time to time, IBM may have employees who are related to our executive officers or directors. As noted in the discussion above on “General Information — Board of Directors,” Mr. Eskew’s son is employed by IBM. He is an executive of IBM (not an executive officer). In addition, a brother-in-law of Mrs. V.M. Rometty (Chairman and CEO) and the wife of Mr. M. Jetter (Senior Vice President, IBM

Global Technology Services) are employed as executives of IBM. The wife of Mr. R.J. Picciano (Senior Vice President, IBM Data and Analytics Platforms) and the daughter of Mr. R.J. LeBlanc (Senior Vice President, IBM Cloud) are also employed by IBM in non-executive positions. None of the above-referenced family member employees are executive officers of IBM. Each employee mentioned above received compensation in 2015 between $120,000 and $850,000. Additionally, in 2015, the above-referenced family members of Mrs. Rometty and Messrs. Eskew and Jetter each received equity grants. The compensation, equity grants and other terms of employment of each of the family member employees noted above are determined on a basis consistent with IBM’s human resources policies.

CERTAIN INFORMATION ABOUT INSURANCE AND INDEMNIFICATION

IBM has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which IBM is able to provide indemnification. This coverage runs from June 30, 2015 through June 30, 2016, at a total cost of approximately $6.3 million. The primary carrier is XL Specialty Insurance Company.

2015 DIRECTOR COMPENSATION NARRATIVE

Annual Retainer: In 2015, non-management directors received an annual retainer of $300,000. Chairs of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee received an additional annual retainer of $20,000 and the chair of the Audit Committee received an additional annual retainer of $25,000. The retainer for the Presiding Director position is a total of $50,000, inclusive of any committee chair retainer received. For 2015, Mr. Eskew, the Presiding Director and the chair of the Audit Committee, received $25,000 for the Presiding Director role and $25,000 for the Audit Committee chair role.

Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of IBM’s common stock. When a cash dividend is paid on IBM’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. IBM does not pay above-market or preferential earnings on compensation deferred by directors. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of the immediate family sharing the same household, and (ii) DCEAP PFS. Stock-based holdings do not include unexercised options.

Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director (a) all amounts deferred as PFS are payable, at the director’s choice, in either cash and/or shares of IBM’s common stock, and (b) amounts deferred into the interest-bearing cash account are payable in cash. Payouts may be made in either (a) a lump sum payment as soon as practicable after the date on which the director ceases to be a member of the Board, (b) a lump sum payment paid in February of the calendar year immediately following the calendar year in which the director ceases to be a member of the Board, or (c) between two and ten annual installments, each paid beginning in February following the calendar year in which the director ceases to be a member of the Board. If a director elects to receive PFS in cash, the payout of PFS is valued using the closing price of IBM common stock on the NYSE as follows: for payouts made in an immediate lump sum, IBM stock will be valued on the date on which the director ceases to be a member of the Board and for lump sum payments made in February of the calendar year immediately following the calendar year of separation or for installment payouts, IBM common stock will be valued on the last business day of the January preceding such February payment.

Termination of IBM Non-Employee Directors Stock Option Plan (DSOP): Prior to January 1, 2007, non-management directors who had been elected or reelected as a member of the Board as of the adjournment of the Annual Meeting of Stockholders received, on the first day of the month following such meeting, an annual grant of options to purchase 4,000 shares of IBM common stock. The exercise price of the options was the average of the high and low sales prices of IBM common stock on the NYSE on the date of grant. Each option has a term of ten years and became exercisable in four equal installments commencing on the first anniversary of the date of grant and continuing for the three successive anniversaries thereafter. All options granted under the DSOP have vested. Effective January 1, 2007, the DSOP was terminated. Therefore, the 2015 Director Compensation Table does not include any option awards. However, the table below entitled “Aggregate Number of Option Awards Outstanding for Each Director at Fiscal Year-End” reflects any options outstanding under the DSOP as of year-end 2015.

IBM’s Matching Grants Program: Non-management directors are eligible to participate in IBM’s Matching Grants Program on the same basis as IBM’s employees based in the United States. Under this program, IBM will provide specified matches in cash or equipment in connection with a director’s eligible contributions to approved educational institutions, medical facilities and cultural or environmental institutions. IBM matches eligible contributions in cash on a 1-to-1 basis and in equipment on a 2-to-1 basis. Each director is eligible for a Company match on total gifts up to $10,000 per calendar year. Amounts shown in the 2015 Director Compensation Table for matching grants may be in excess of $10,000 because such amounts include Company contributions on gifts that were made by directors in previous years.

2015 DIRECTOR COMPENSATION TABLE

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a pro-rated amount of the annual retainer for service on the Board and, if applicable, as Presiding Director or a committee chair, based on the portion of the year the director served.

All Other Compensation (column (c)): Amounts shown in this column represent:

•        Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•        Group Life Insurance premiums paid by IBM on behalf of the directors.

•        Value of the contributions made by IBM under IBM’s Matching Grants Program as described above.

	Fees Earned or	All Other
	Paid in Cash	Compensation	Total
Name	($)	($)(1)	($)
(a)	(b)	(c)	(d)
A.J.P. Belda	$300,000	$60,694	$360,694
W.R. Brody	300,000	70,682	370,682
K.I. Chenault	300,000	118,318	418,318
M.L. Eskew	350,000	97,042	447,042
D.N. Farr	300,000	24,642	324,642
A. Gorsky	300,000	6,360	306,360
S.A. Jackson	320,000	86,732	406,732
A.N. Liveris	300,000	40,825	340,825
W.J. McNerney, Jr.	300,000	59,381	359,381
J.W. Owens	300,000	70,341	370,341
J.E. Spero	300,000	101,267	401,267
S. Taurel	320,000	122,833	442,833
P. Voser	300,000	3,830	303,830

Ms. Olayan joined the Board in January 2016 and Mr. Fields joined the Board in March 2016; therefore, they are not included in the table above.

(1)         Amounts in this column include the following: for Mr. Belda: $60,578 of dividend equivalent payments on PFS; for Dr. Brody: $70,566 of dividend equivalent payments on PFS; for Mr. Chenault: $118,202 of dividend equivalent payments on PFS; for Mr. Eskew: $96,926 of dividend equivalent payments on PFS; for Mr. Farr: $14,526 of dividend equivalent payments on PFS and $10,000 contributed by IBM under the Matching Grants Program; for Dr. Jackson: $86,616 of dividend equivalent payments on PFS; for Mr. Liveris: $40,709 of dividend equivalent payments on PFS; for Mr. McNerney: $44,265 of dividend equivalent payments on PFS and $15,000 contributed by IBM under the Matching Grants Program; for Mr. Owens: $70,225 of dividend equivalent payments on PFS; for Ms. Spero: $96,151 of dividend equivalent payments on PFS; for Mr. Taurel: $115,217 of dividend equivalent payments on PFS.

AGGREGATE NUMBER OF OPTION AWARDS OUTSTANDING FOR EACH DIRECTOR AT FISCAL YEAR-END

As described above, until the termination of the DSOP effective January 1, 2007, non-management directors received an annual grant of options to purchase 4,000 shares of IBM common stock. All options in the following table are fully exercisable. Because Dr. Brody, Messrs. Belda, Farr, Fields, Gorsky, Liveris, McNerney, Voser and Ms. Olayan joined the Board after the termination of the DSOP, they did not receive any options and therefore are not included in the following table. In addition, Dr. Jackson and Mr. Owens had no options outstanding at the end of 2015; therefore, they are not included in the table.

K.I. Chenault	4,000
M.L. Eskew	4,000
J.E. Spero	4,000
S. Taurel	4,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

IBM believes that all reports for IBM’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

Ownership of Securities

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS The following sets forth information as to any person known to IBM to be the beneficial owner of more than five percent of IBM’s common stock as of December 31, 2015.

	Number of
	Shares
	Beneficially
Name and address	Owned	Percent of Class

Warren E. Buffett(1)
Berkshire Hathaway Inc.(1)	81,042,450	8.4%
3555 Farnam Street
Omaha, NE 68131

National Indemnity Company(1)
1314 Douglas Street
Omaha, NE 68102

The Vanguard Group(2)	58,796,441	6.06%
100 Vanguard Boulevard
Malvern, PA 19355

BlackRock, Inc.(3)	51,114,644	5.3%
55 East 52nd Street
New York, NY 10022

State Street Corporation(4)	49,621,358	5.1%
State Street Financial Center
One Lincoln Street
Boston, MA 02111

(1)         Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2016 by Warren E. Buffett, Berkshire Hathaway Inc., National Indemnity Company, together with relevant subsidiaries and members of the filing group. Warren E. Buffett reported that he had sole voting and dispositive power over 9,000 shares beneficially owned and shared voting power over 81,033,450 shares beneficially owned. Each of the other members of the filing group reported that it had shared voting and dispositive power over the shares it beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)         Based on the Schedule 13G filed with the Securities and Exchange Commission on February 10, 2016 by The Vanguard Group and certain subsidiaries (Vanguard). Vanguard reported that it had sole voting power over 1,673,648 shares, shared voting power over 93,100 shares and sole and shared dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(3)         Based on the Schedule 13G filed with the Securities and Exchange Commission on February 10, 2016 by BlackRock, Inc. and certain subsidiaries (BlackRock). BlackRock reported that it had sole voting power over 43,414,713 shares and sole dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(4)         Based on the Schedule 13G filed with the Securities and Exchange Commission on February 16, 2016 by State Street Corporation and certain subsidiaries (State Street). State Street reported that it had shared voting and dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

COMMON STOCK AND STOCK-BASED HOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of shares of IBM’s common stock as of December 31, 2015 (except as otherwise noted), by IBM’s current directors and nominees, the executive officers named in the 2015 Summary Compensation Table, and such directors and all of IBM’s executive officers as of December 31, 2015 (except as otherwise noted), as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2015. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.

				Acquirable within 60 days
			Stock-	Options		Directors’
	Common		based	and		DCEAP
Name	Stock(1)		Holdings(2)	RSUs(3)		Shares(4)
A.J.P. Belda	0		0	0		13,633
W.R. Brody	0		0	0		15,673
K.I. Chenault	6,995	(5)	6,995	4,000		25,404
M.L. Eskew	0		0	4,000		21,268
D.N. Farr	3,608		3,608	0		3,722
M. Fields(6)	400		400	0		0
A. Gorsky	0		0	0		2,533
S.A. Jackson	0		0	0		19,036
J.E. Kelly III	59,978	(7)	129,001	14,076		N/A
A.N. Liveris	0		0	0		9,574
W.J. McNerney, Jr.	0		0	0		10,300
H.S. Olayan(8)	0		0	0		0
J.W. Owens	3,282	(9)	3,282	0		15,100
M.D. Rhodin	22,715	(10)	101,634	0		N/A
V.M. Rometty	172,521		216,223	21,456		N/A
M.J. Schroeter	18,191		83,551	891		N/A
J.E. Spero	1,000		1,000	4,000		20,900
S. Taurel	15,487		15,487	4,000		24,878
B.A. van Kralingen	2,890		75,697	0		N/A
P.R. Voser	0		0	0		2,016
Directors and executive officers as a group	743,464	(11)	1,587,854	67,811	(11)	184,037	(11)

(1)         This column is comprised of shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 112,643 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 244,806 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of IBM, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)         For executive officers, this column is comprised of the shares shown in the “Common Stock” column and, as applicable, all restricted stock units including retention restricted stock units, officer contributions into the IBM Stock Fund under the IBM Excess 401(k) Plus Plan, and Company contributions into the IBM Stock Fund under the Excess 401(k) Plus Plan. Some of these restricted stock units may have been deferred under the Excess 401(k) Plus Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2015 Nonqualified Deferred Compensation Narrative.

(3)         For non-management directors, this column is comprised of shares that can be purchased under the IBM Non-Employee Director Stock Option Plan within 60 days after December 31, 2015 (see 2015 Director Compensation Narrative for additional information). For executive officers, this column is comprised of (i) shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2015, and (ii) RSU awards that vest within 60 days after December 31, 2015.

(4)         Promised Fee Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2015, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2015 Director Compensation Narrative for additional information).

(5)         Includes 1,619 shares in which voting and investment power are shared.

(6)         Amounts reflect beneficial ownership of shares of IBM common stock as of March 1, 2016, the effective date of Mr. Fields joining the Board, and include 400 shares in which voting and investment power are shared..

(7)         Includes 23,840 shares in which voting and investment power are shared.

(8)         Ms. Olayan joined the Board in January 2016.

(9)         Voting and investment power are shared.

(10)  Includes 15,560 shares in which voting and investment power are shared.

(11)  The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/10 of 1% of IBM’s outstanding shares.

EXECUTIVE COMPENSATION

2015 REPORT OF THE EXECUTIVE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

Set out below is the Compensation Discussion and Analysis, which is a discussion of the IBM’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.

Sidney Taurel (chair)

Alex Gorsky

Andrew N. Liveris

W. James McNerney, Jr.

2015 Compensation Discussion and Analysis

EXECUTIVE SUMMARY

2015 marked IBM’s second year of a multi-year transformation into a cognitive solutions and cloud platform company. IBM continued to successfully shift the business portfolio, while improving free cash flow. While some financial metrics fell short of target, there was progress on many fronts — from a significant increase in our strategic imperatives revenue, to growth in revenue across Systems Hardware, Global Technology Services and multiple countries, to landmark partnerships, and the 23rd consecutive year of patent leadership. In addition, IBM launched multiple businesses leveraging our cognitive capabilities — including Watson Health and Watson Internet of Things.

Specific highlights of performance include:

•        Generated $81.7 billion in revenue, down 1% at constant currency excluding divested businesses, and $14.7 billion in operating net income, down 12% year over year.

•        Continued gross margin expansion with operating margin increase of 20 basis points year over year to 50.8%.

•        Delivered $13.1 billion of free cash flow while at the same time investing 6% of revenue on R&D and announcing the acquisition of 15 companies, including Cleversafe and assets of The Weather Company.

•        Achieved $29 billion of strategic imperatives revenue — analytics, cloud, mobile, social, and security growing at 26% year over year, at constant currency excluding the System x divested business, and these businesses now represent 35% of IBM’s total revenue at year-end, up from 22% just two years prior.

•        Increased Cloud revenue by 57%, at constant currency and excluding the System x divested business, to $10 billion, making IBM the largest cloud business in the world with 46 cloud data centers giving our Cloud business global scale, and exited 2015 with an annual run rate of $5.3 billion for cloud delivered as a service.

•        Expanded high-growth businesses while at the same time, continued to bring innovation to the businesses clients have long valued and relied on. Global Services grew signings and backlog, which at $121 billion increased 1% year over year at constant currency.

•        Grew Global Technology Services revenue at constant currency excluding divested businesses and Global Business Services, in partnership with Apple, delivered more than 100 MobileFirst for iOS applications, helping reimagine the way work gets done across 14 industries and 65 professions.

•        Launched the Systems Hardware flagship z13 and delivered mainframe growth of 35% at constant currency, and Power Systems returned to full year growth at constant currency for the first time since 2011.

•        Maintained market leadership position in software and services.

•        Closed the previously announced divestiture of our Microelectronics business to GLOBALFOUNDRIES. In addition, divested 7 additional smaller businesses — all supporting IBM’s shift to higher value.

Our compensation strategy supports IBM’s ongoing transformation. It is designed to ensure that executives balance short-term objectives against long-term priorities, to align executive and stockholder interests, and to attract and retain the leadership needed to execute our transformation successfully into a cognitive solutions and cloud platform company. Pay decisions were made in the context of our financial performance relative to our goals, while taking into account the substantial progress made in repositioning the portfolio and IBM for the future.

For 2015 performance, the Board approved an annual incentive payment of $4.5 million for Mrs. Rometty, which represented 90% of target. The payout level considered a balanced view of performance, including financial results lower than planned, but strong growth in strategic imperatives revenue, leading to a faster remix towards the business portfolio of the future while also progressing the core portfolio of systems and services. Taking into consideration the actual salary, annual incentive payout and long-term incentive award for the period 2013-2015, Mrs. Rometty earned 55% of her annual total target compensation in 2015.

For 2016, the independent members of the Board made no change to Mrs. Rometty’s base salary, target annual incentive or annual long-term incentive award value, relative to 2015.

In recognition of the Board’s strong confidence in Mrs. Rometty’s leadership of IBM and its strategic direction, as well as the importance of management continuity in a multi-year transformation, the Board granted Mrs. Rometty a one-time award of 1.5 million nonqualified, premium-priced stock options that vest three years from the date of grant. Please see “Chairman and CEO Compensation Decisions for 2015 and 2016” for more detail on this award.

In addition, as previously disclosed, the Committee approved Retention Restricted Stock Unit awards for the named executive officers, excluding Mrs. Rometty, to support the need for leadership stability as we transform IBM in the fast-moving technology industry. Please see the “2015 Summary Compensation Table” and the “2015 Grants of Plan-Based Awards Table” for more details on these awards and total direct compensation.

Note: Revenue at constant currency excluding System x and customer care divested businesses, strategic imperatives revenue at constant currency excluding the System x divested business, Cloud revenue at constant currency excluding the System x divested business, z Systems revenue at constant currency, Global Business Services revenue adjusted for currency and System x and customer care divested businesses, operating net income on a continuing operations basis, operating gross profit margin on a continuing operations basis and free cash flow referenced above, within this Compensation Discussion and Analysis and Proxy Statement are non-GAAP financial measures. For reconciliation and other information concerning these items refer to Non-GAAP Supplemental Materials and related information in the Form 8-K submitted to the SEC on January 19, 2016 and to page 33 of IBM’s 2015 Annual Report, which is Exhibit 13 to the Form 10-K submitted to the SEC on February 23, 2016.

Stockholder Engagement

IBM continually reviews its corporate governance and executive compensation structure. As part of this review, it is IBM’s longstanding practice for our executives to meet with a significant number of our largest investors to solicit their feedback on a variety of topics. In 2015, IBM once again engaged with over 100 institutional investors.

IBM considered the results of the management Say on Pay proposal presented to the stockholders for approval in 2015. In light of the support the proposal received, IBM’s compensation policies and decisions, explained in detail in this Compensation Discussion and Analysis, continue to be focused on long-term financial performance to drive stockholder value. IBM has indicated that it will provide an advisory vote on executive compensation (Say on Pay) on an annual basis. The table below highlights practices that IBM embraces in support of our pay-for-performance philosophy:

What We Do	What We Don’t Do

    Tie a significant portion of pay to company performance

    Mitigate risk taking by emphasizing long-term equity incentives, placing caps on potential payments, and maintaining robust clawback provisions

    Require significant share ownership by the Chairman and CEO, Executive Vice President and Senior Vice Presidents

Utilize noncompetition and nonsolicitation agreements

No individual severance or change-in-control agreements

No excise tax gross-ups

No dividend equivalents on unearned RSUs/PSUs

No hedging/pledging of IBM stock

No stock option repricing, exchanges or options granted below market value

No guaranteed incentive payouts

No accelerated vesting of equity awards

No above-market returns on deferred compensation plans

SECTION 1:

EXECUTIVE COMPENSATION PROGRAM DESIGN

Trust and personal responsibility in all relationships — relationships with clients, partners, communities, fellow IBMers, and investors — is a core value at IBM. As a part of maintaining this trust, we well understand the need for our investors — not only professional fund managers and institutional investor groups, but also millions of individual investors — to know how and why compensation decisions are made.

To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•        Ensure that the interests of IBM’s leaders are closely aligned with those of our investors by varying compensation based on both long-term and annual business results and delivering a large portion of the total pay opportunity in IBM stock;

•        Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time;

•        Attract and retain the highly qualified senior leaders needed to drive a global enterprise to succeed in today’s highly competitive marketplace;

•        Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking; and

•        Differentiate rewards to reflect individual and team performance.

The specific elements of IBM’s executive compensation programs are:

Type	Component	Key Characteristics
Current Year Performance	Salary	Salary is a market-competitive, fixed level of compensation.

Annual Incentive

At target, annual incentive provides a market-competitive total cash opportunity. Actual annual incentive payments are driven by business performance against financial metrics and individual performance, with top performers typically earning the greatest payouts and the lowest performers earning no incentive payouts.

Long-Term Incentive Plan	Performance Share Units (PSUs)

PSU grants are based on performance and retention objectives for each executive. The number of shares granted is adjusted at the end of the three-year performance period based on IBM’s performance against predetermined targets for operating earnings per share and free cash flow. PSU awards are paid in shares of IBM common stock.

Annual Stock-Based Grants

Annual equity grants are generally made in the form of restricted stock units (RSUs). These grants vest over time, typically over one to four years. Equity grants are based on the level of the executive and individual performance. Lower performers do not receive equity grants.

Retention	Stock-Based Grants & Cash Awards

Periodically, the Compensation Committee and/or the Chairman and CEO reviews outstanding stock-based awards for key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, awards may be made in the form of restricted stock units, premium-priced stock options or cash for certain executives. Retention Restricted Stock Unit (RRSU) vesting periods typically range from two to five years. Cash awards have a clawback if an executive leaves IBM before a specified date. Premium-priced stock options may have varying exercise prices.

Supplemental Executive Retention Plan (closed)

In 1995, IBM created a plan to help retain, for their full careers, the caliber of senior leaders needed to turn IBM around, preserve its long-term viability, and position it for growth in the future. To discourage these leaders from joining competitors, their benefits under this retention plan would be forfeited if they left IBM prior to age 60. Because its original purpose had been met, the plan was closed to new participants in 2004. Future accruals under the plan stopped on December 31, 2007.

Pension & Savings Plans	Pension Plans (closed)

In the U.S., accruals under the pension plans stopped on December 31, 2007. The amount of the pension benefit under these plans is based on pay and service and is determined by the same formulas for executives and non-executives.

Savings Plan

The money that U.S. executives save through the IBM 401(k) Plus Plan, as for all U.S. employees, is eligible for IBM match and automatic contributions. The 401(k) Plus Plan is the only tax-qualified retirement program available to IBM’s U.S. employees for future deferrals and employer contributions.

Deferred Savings Plan

IBM has a nonqualified deferred compensation plan established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to enable employees to defer compensation in excess of limits applicable to 401(k) plans. Employees are eligible for IBM match and automatic contributions similar to the 401(k) Plus Plan.

Other Compensation	Perquisites and Other Benefits	Perquisites are intended to ensure safety and productivity of executives. Perquisites include such things as annual physicals, transportation, financial planning, and personal security.

Senior Leadership Team — Personal Stake in IBM’s Future through Stock Ownership Requirements

Investors want the leaders of their companies to act like owners. That alignment, we believe, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for IBM’s Chairman and CEO and Senior Executives (comprised of the Executive Vice President and the Senior Vice Presidents (SVPs)). The following table illustrates which equity holdings count towards stock ownership requirements:

What Counts	What Does Not Count
IBM shares owned personally or by members of the immediate family sharing the same household	Unvested equity awards, including PSUs, RSUs and RRSUs

Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan	Unexercised stock options

Shares of IBM stock deferred under the Excess 401(k) Plus Plan

The Chairman and CEO and Senior Executives are all required to own IBM shares or equivalents worth three times their individual total target cash compensation within five years of hire or promotion. Unlike the majority of the Fortune 100 companies who establish ownership guidelines using a multiple of only base salary, IBM uses a multiple of base salary plus target annual incentive. This ensures that meaningful ownership levels are accumulated based on each executive’s annual cash compensation opportunity. As of December 31, 2015, as a group, the Chairman and CEO and Senior Executives owned shares or equivalents valued at over $128 million; in fact, as of that date, this group held, on average, almost twice the amount of IBM shares or equivalents that IBM requires.

Setting Performance Targets for Incentive Compensation

Compensation of our senior leaders is linked with IBM’s performance against core business metrics. These metrics and their weightings are aligned with IBM’s financial and strategic objectives and are designed to appropriately balance short- and long-term goals. Targets are set for both the annual and long-term incentive programs at aggressive levels each year. These targets, individually and together, are designed to be challenging to attain and are consistent with our financial model shared with investors each year. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not encourage an inappropriate amount of risk taking.

For 2016, IBM will continue to measure five key financial metrics:

IBM shares its financial model each year with investors in the context of its long-term strategy. IBM is also in a highly competitive fast-moving industry that competes for clients, talent and investment opportunities including acquisitions. As such, we do not disclose specific targets under the annual and long-term plans because it would signal IBM’s strategic focus areas and impair IBM’s ability to leverage these areas for competitive advantage. For example, disclosure of our free cash flow targets would provide insight into timing of large capital investments. Knowledge of the targets could also be used by competitors to take advantage of insight into specific areas to target the recruitment of key talent from IBM. Disclosing the specific targets and metrics used in the qualitative assessment made by the Chairman and CEO would give our competitors our insight to key market dynamics and areas that could be used against IBM competitively by industry consultants or competitors targeting existing customers. Finally, IBM has a specific acquisition and divestiture strategy that could be negatively impacted if the specific targets were disclosed.

Our financial model is clearly communicated to investors, and our performance targets are based on this model. We also describe annual performance in our discussion of named executive officer compensation decisions. Finally, outlined below is a description of the specific metrics and weightings for the Annual Incentive and the Performance Share Unit Programs.

Annual Incentive Program

IBM sets business objectives at the beginning of each year which are approved by the Board of Directors. These objectives translate to targets for IBM and for each business unit for purposes of determining the target funding of the Annual Incentive Program. Performance against business objectives determines the actual total funding pool for the year which can vary from 0% to 200% of total target incentives for all executives. Each year the Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program reflecting current business priorities. The metrics and weightings for 2015 and 2016 are listed below.

2015 and 2016 Weighting
Financial Metric	in Overall Score
Operating Net Income	40%
Strategic Imperatives Revenue	20%
Operating Cash Flow	40%

At the end of the year, performance for IBM is assessed against these predetermined financial metrics. The performance results against these targets may be adjusted for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee. This adjustment can be either up or down. For example, adjustments are usually made for large divestitures and acquisitions. In addition, the Chairman and CEO can recommend an adjustment, up or down, based on factors beyond IBM’s financial performance, for example, client experience, market share growth and workforce development. Taking such matters into account for 2015, the Chairman and CEO recommended and the Compensation Committee approved a downward adjustment to the score. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Program funding level. Once the total pool funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times their individual target incentive (payouts at this level are rare and only possible when IBM’s performance has also been exceptional).

Performance Share Unit Program

For Performance Share Units, the two metrics are operating EPS and free cash flow. The targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account IBM’s financial model shared with investors and the annual budget as approved by the Board, including the impact our share buyback program has on operating EPS. In addition, for Performance Share Unit awards made in 2016 and beyond, the Committee has determined that actual operating EPS results will be adjusted to remove the impact of any change from the budgeted share count, including share repurchase transactions. This method formalizes the Committee’s longstanding intention of not having unplanned share repurchase practices affect executive compensation. At the end of the three years, the score is calculated based on results against the predetermined targets, with the following weights:

2015 and 2016 Weighting
Financial Metric	in Overall Score
Operating Earnings Per Share	70%
Free Cash Flow	30%

The scoring for the Performance Share Unit Program takes into account extraordinary events. For example, in 2015, operating EPS reflected the impact of the Microelectronics divestiture.

The Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of Performance Share Units is adjusted up or down based on the approved actual performance from 0% to 150%. There is no discretionary adjustment to the Performance Share Unit program score.

SECTION 2:

HOW AND WHY COMPENSATION DECISIONS ARE MADE

At any level, compensation reflects an employee’s value to the business — market value of skills, individual contribution and business results. To be sure we appropriately assess the value of Senior Executives, IBM follows an evaluation process, described here in some detail:

1. Making Commitments

All IBM employees, including the Chairman and CEO and Senior Executives, develop goals, both qualitative and quantitative, they seek to achieve in a particular year in support of the business. Beginning in 2016, IBM has adopted a more nimble and real-time approach to managing employee performance. Employee’s performance goals will be discussed with each individual’s manager regularly and updated as necessary throughout the year. The Chairman and CEO’s performance goals are reviewed directly by the Board of Directors. As part of this process, many factors are considered, including an understanding of the business risks associated with the performance goals.

2. Determining Compensation for the Chairman and CEO — Research, Recommendations and Review

The chair of the Compensation Committee works directly with the Committee’s compensation consultant, Frederic W. Cook & Co. (Cook & Co.), to provide a decision-making framework for use by the Committee in determining incentive plan payouts and setting target compensation opportunities for the Chairman and CEO. This framework considers the Chairman and CEO’s self-assessment of performance against commitments in the year, both qualitative and quantitative, and also considers progress against strategic objectives, an analysis of IBM’s total performance over a multi-year period, a competitive benchmark analysis, and other relevant information. The Committee considers all of this information in developing its recommendations, which are then presented to the independent members of the IBM Board of Directors for further review, discussion and final approval.

3. Determining Senior Executive Compensation

Evaluation of Results by the Chairman and CEO

Employees at all levels, including executives, work with their managers throughout the year to evaluate their own results against their stated goals.

The self-assessments of the Senior Executives are reviewed by the Senior Vice President of Human Resources (SVP HR) and the Chairman and CEO, who evaluate the information, along with the following:

•        Comparisons to market compensation levels for cash compensation and total direct compensation;

•        Potential for future roles within IBM; and

•        Total compensation levels relative to internal peers before and after any recommendations.

Following this in-depth review and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Compensation Committee based on an evaluation of each Senior Executive’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Senior Executives.

The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee with an understanding of how their decisions affect other compensation elements and the impact that separation of employment or retirement will have.

4. Ensuring Competitive Pay — Approach to Benchmarking

IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, to help us identify trends in the industry. We also include companies outside our industry, with stature, size and complexity that approximate our own, in recognition of the fact that competition for senior management talent is not limited to our industry. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.

The Compensation Committee re-examined the benchmark group for 2015 and determined that companies which meet the following criteria should be included in the 2015 benchmark group:

•        Companies in the technology industry with revenue that exceeds $15 billion, plus

•        Additional companies (up to two per industry if available) in industries other than technology, with revenue that exceeds $40 billion and that have a global complexity similar to IBM.

For the 2016 benchmark group, the Committee approved the same list of companies from 2015.

2015 and 2016 Benchmark Group

Accenture	EMC	Oracle
Amazon.com	ExxonMobil	PepsiCo
Apple	Ford	Pfizer
AT&T	General Electric	United
Boeing	Google	Technologies
Caterpillar	Hewlett-Packard	UPS
Chevron	Intel	Verizon
Cisco Systems	Johnson & Johnson	Xerox
Dow Chemical	Microsoft

The data from compensation surveys and related sources form the primary external view of the market. In consideration of size and complexity, IBM’s philosophy is to apply a range from the 50th to the 75th percentile of the market cash and total compensation for comparable job roles at companies within our benchmark group.

We generally compare the compensation for business unit leaders to executives of similarly-sized business units as indicated by the survey reference points. Owing to the size and scope of our business overall, our Chairman and CEO and corporate function heads are generally compared to the 75th percentile of the benchmark group because IBM’s revenues are near this reference point, and the Committee therefore views such positioning as representative of a size-adjusted market rate.

For individual compensation decisions, the benchmark information is used together with an internal view of longer-term potential, individual performance relative to other executives and recognizing that the skills and experience of our senior executives are highly sought after by other companies and, in particular, by IBM’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the target reference point of the relevant benchmark group.

5. Compensation Committee Consultant

The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. The Committee has retained Cook & Co. as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Cook & Co. reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments and preparation of related reports. From time to time, the Committee seeks the views of the consultant on items such as incentive program design and market practices. The work done by Cook & Co. for the Committee is documented in a formal agreement which is executed by the consultant and the Committee. Cook & Co. does not perform any other work for IBM, other than services provided to IBM’s Directors and Corporate Governance Committee. The Committee determined that there is no conflict of interest with regard to Cook & Co.

CHAIRMAN AND CEO COMPENSATION DECISIONS FOR 2015 AND 2016

The Compensation Committee made recommendations for Mrs. Rometty’s 2015 and 2016 compensation following the process and using the pay components described above.

In addition to the overall IBM performance detailed in the Executive Summary, the Compensation Committee noted the following personal leadership achievements for Mrs. Rometty, all of which are clear signposts of progress in the business’s transformation:

•        Realigned and organized IBM to support its strategic direction.

•        Launched IBM as the pre-eminent Cognitive Business and defined a new era of business and technology with IBM Watson as the showcase. Additionally, created two new supporting Cognitive Businesses — Watson Health and Watson Internet of Things.

•        Repositioned and transformed the Systems Hardware business.

•        Returned the Global Services backlog of $121 billion to growth.

•        Executed with speed the shift to Cloud. As an example, Bluemix, IBM’s Platform-as-a-Service grew to one million users.

•        Shifted $5 billion of spend to accelerate strategic imperatives across cost, expense and capital expenditures.

•        Continued focus on organic innovation — ranked #1 in patents for the 23rd consecutive year, continuing our leadership in technology and innovation, while accelerating new technology commercialization.

•        Assembled a diverse, senior leadership team of technical and industry experts, including over 20 top level executive hires.

•        Inspired a workforce to all-time high levels of employee engagement.

For 2015 performance, the Board approved an annual incentive payment of $4.5 million for Mrs. Rometty, which represented 90% of her target opportunity. This payout considered her outstanding personal leadership through a landmark transformation and the significant growth in new business areas, balanced against select financial metrics that fell short of target. Taking into consideration the actual salary, actual annual incentive payout and actual long-term incentive award for the period 2013-2015, Mrs. Rometty earned 55% of her annual total target compensation in 2015.

For 2016, the independent members of the Board made no change to Mrs. Rometty’s base salary or target incentive. She was granted an annual long-term incentive award valued at $13.3 million, flat compared to the prior year. This grant is comprised 65% of 2016-2018 Performance Share Units and 35% of Restricted Stock Units. For 2016, 69% of Mrs. Rometty’s annual total target compensation is tied to performance-based incentives.

Finally, in recognition of the Board’s strong confidence in Mrs. Rometty’s leadership of IBM and its strategic direction, as well as the importance of management continuity, on January 26, 2016, Mrs. Rometty was granted 1.5 million nonqualified, premium-priced stock options divided equally into four tranches. The award will vest three years from the date of grant, provided that she is an employee of IBM on that date, and will expire 10 years from the date of grant. The exercise prices of each tranche are 105%, 110%, 115% and 125%, respectively, of the average of the high and low prices of IBM common stock on the date of grant. The purpose of this award was to align Mrs. Rometty’s compensation closely with increases in shareholder value over the long-term, ensure her continued leadership through a critical period in IBM’s transformation, and when combined with her ongoing compensation, enable the delivery of a market-competitive total compensation opportunity in a highly performance-based manner.

2015 ANNUAL INCENTIVE DECISIONS FOR MR. SCHROETER, MR. RHODIN, MRS. VAN KRALINGEN AND DR. KELLY

The Compensation Committee also made decisions for the following named executive officers, noting overall corporate performance as described in the Executive Summary and the following key points:

Martin J. Schroeter,

Senior Vice President and Chief Financial Officer

•        Exceeded growth targets for the strategic imperatives.

•        Managed the IBM portfolio, including the announcement of 15 key acquisitions to drive the strategic imperatives and the completion of the divestiture of the Microelectronics business.

•        Returned $9.5 billion to stockholders through $4.6 billion in gross share repurchases and nearly $5 billion of dividends. The quarterly dividend increased 18%, marking the 12th straight year of double-digit increases.

•        Implemented a communication strategy to clearly articulate IBM’s business model through regular investor, analyst and client outreach.

Michael D. Rhodin,

Senior Vice President, IBM Watson

•        Grew the Watson business by expanding its platform and key products. Delivered more than 30 cognitive application program interfaces (APIs) on Bluemix.

•        Built Watson for long-term growth by extending its ecosystem, which consists of 80,000 developers, startups and more than 500 Watson partners.

•        Signed significant transformation partnerships demonstrating leadership in the era of cognitive computing.

•        Extended the long-term capability of Watson by delivering natural languages beyond English — including Japanese, Spanish, Brazilian Portuguese and Arabic.

•        Successfully launched and grew Watson Health and enhanced IBM’s capabilities with content acquired through population health management leader Phytel and health data analytics provider Explorys, in addition to Merge Healthcare.

Bridget A. van Kralingen,

Senior Vice President, IBM Global Business Services

•        Continued to shift Global Business Services to drive the progress of IBM’s strategic imperatives; revenue from the strategic imperatives grew strong double digits at constant currency.

•        Strengthened partnership with Apple that delivered more than 100 MobileFirst for iOS applications, helping to transform the way work gets done across 14 industries and 65 professions.

•        Drove new signings by embedding Research expertise and technology innovation in Global Business Services client engagements in growth areas.

•        Revenue for Global Business Services declined 12%, down 4% adjusting for currency and divested businesses.

John E. Kelly III,

Senior Vice President, Solutions Portfolio & Research

•        Successfully formed and launched IBM’s Solutions Portfolio set of business units.

•        Led IBM Research to maintain the #1 position in Cognitive/Artificial Intelligence.

•        Achieved #1 patent position for 23rd consecutive year, once again breaking the 7,000 barrier, with 31% of new patents in cloud, analytics and cognitive.

•        Delivered more than double-digit growth, at constant currency, in analytics, mobile, social and security.

•        Forged five major partnerships for Watson Health and announced its new global headquarters in Boston which will provide technology, tools and talent to create and launch new products and businesses based on Watson’s cloud-delivered cognitive intelligence.

Following the process outlined above and based on business and individual performance, the Compensation Committee approved the 2015 annual incentive payouts below for these named executive officers:

2015 Annual Incentive
Payouts
M.J. Schroeter	$881,100
M.D. Rhodin	728,800
B.A. van Kralingen	637,700
J.E. Kelly III	850,500

Taking into consideration the actual salary, annual incentive payout and long-term incentive award for the period 2013-2015, these named executive officers earned from 46%-63% of their annual total target compensation in 2015.

2016 COMPENSATION DECISIONS FOR MR. SCHROETER, MR. RHODIN, MRS. VAN KRALINGEN AND DR. KELLY

The Committee also approved the following compensation elements for 2016: base salary, annual incentive target, Performance Share Unit (PSU) and Restricted Stock Unit (RSU) grants under the Long-Term Performance Plan. To align better with market practice, the mix of Long-Term Incentive Plan vehicles is now set at 65% PSUs, 35% RSUs.

			2016 Long-Term
	2016 Cash(1)		Incentive Awards(2)
		Annual
		Incentive	Performance	Restricted
	Salary Rate	Target	Share Units	Stock Units
M.J. Schroeter	$783,000	$1,057,000	$3,250,000	$1,750,000
M.D. Rhodin	675,000	911,000	2,925,000	1,575,000
B.A. van Kralingen	691,000	934,000	3,006,000	1,619,000
J.E. Kelly III	809,000	1,091,000	3,575,000	1,925,000

(1)       The 2016 salary rates for Mr. Schroeter, Mrs. van Kralingen and Dr. Kelly will be effective July 1, 2016 and the 2016 annual incentive targets were effective January 1, 2016.

(2)       The PSUs will be granted on June 8, 2016 to the named executive officers, including the Chairman and CEO. The actual number of PSUs granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2016. The performance period for the PSUs ends December 31, 2018, and the award will pay out in February 2019. The restricted stock units will vest 25% per year on each anniversary of the date of grant.

SECTION 3: ADDITIONAL INFORMATION

COMPENSATION PROGRAM AS IT RELATES TO RISK

IBM management, the Compensation Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. This review includes the cash incentive programs and the long-term incentive plans that cover all executives and employees. Based on this comprehensive review, we concluded that our compensation program does not encourage excessive risk taking for the following reasons:

•        Our programs appropriately balance short- and long-term incentives, with approximately 71% of 2016 total target compensation for the Chairman and CEO and Senior Executives as a group provided in equity.

•        Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•        Our incentive plans include a profit metric as a significant component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans are based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

•        Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business and demonstrate leadership consistent with the IBM values are key to individual compensation decisions.

•        As explained in the 2015 Potential Payments Upon Termination Narrative, we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of IBM continue to be the focus even as these executives approach retirement.

•        Our stock ownership guidelines require that the Chairman and CEO and each Senior Executive hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•        IBM has a policy that requires a clawback of cash incentive payments in the event that an executive officer’s conduct leads to a restatement of IBM’s financial results. Likewise, IBM’s equity plan has a clawback provision which states that awards may be cancelled and certain gains repaid if an employee engages in detrimental activity. To further reinforce our commitment to ethical conduct, the IBM Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in detrimental activity.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance and represents strong executive compensation governance practices.

EQUITY AWARD PRACTICES

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, for example, 10% above that average, or as specified by the Compensation Committee.

The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, and the date of grant. In the case of planned grant value, the number of shares granted is determined by dividing the planned value by the predetermined, formulaic planning price in effect for the quarter. IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

As with all compensation decisions, the independent members of the Board approve all equity awards for the Chairman and CEO and ratify all equity awards for the Chief Financial Officer. In addition, all equity awards for Senior Executives are approved by the Compensation Committee. All equity awards for employees other than the Chairman and CEO and Senior Executives are approved by the Chairman and CEO and Senior Executives pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

Equity awards granted as part of annual total compensation for senior leaders and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before or on the grant date, which is typically the date of the promotion or hire.

IBM does not have any plans, programs or agreements that would provide any payments to any of the named executive officers upon a change in control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

ETHICAL CONDUCT

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s performance goals, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive. Annual cash incentive payments are also conditioned on compliance with these Guidelines.

IBM’s equity plans and agreements have a clawback provision — awards may be cancelled and certain gains repaid if an employee engages in activity that is detrimental to IBM, such as violating IBM’s Business Conduct Guidelines, disclosing confidential information or performing services for a competitor. To further reinforce our commitment to ethical conduct, the Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in activity that is detrimental to IBM.

In addition, approximately 1,900 of our key executives (including each of the named executive officers) have agreed to a non-competition, nonsolicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

The Committee has also implemented the following policy for the clawback of cash incentive payments in the event an executive officer’s conduct leads to a restatement of IBM’s financial results:

To the extent permitted by governing law, IBM will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

HEDGING AND PLEDGING PRACTICES

IBM has two senior leadership teams: the Performance Team and the Growth and Transformation Team (G&TT). The Performance Team consists of approximately 60 of our senior leaders who run IBM business units and geographies and includes the Chairman and CEO and each Senior Executive. The team is accountable for business performance and the development of cross-unit strategies. The G&TT, which includes all members of the Performance Team, consists of a select group of approximately 340 executives. This team is charged with supporting IBM’s continued transformation through their leadership initiatives to engage their teams and promote innovation, speed and simplicity in service of our clients.

IBM does not allow any member of the G&TT, including any named executive officer, to hedge the economic risk of their ownership of IBM securities, which includes entering into any derivative transaction on IBM stock (e.g., any short-sale, forward, option, collar). Further, IBM does not allow any member of the G&TT to pledge IBM securities at any time, which includes having IBM stock in a margin account or using IBM stock as collateral for a loan.

TAX CONSIDERATIONS

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to IBM’s CEO and to each of the other three highest-paid executive officers (not including IBM’s chief financial officer) unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, taxable compensation derived from certain stock appreciation rights and from the exercise of stock options by Senior Executives under IBM’s Long-Term Performance Plans should qualify as performance-based. The IBM Excess 401(k) Plus Plan permits an executive officer who is subject to Section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the Section 162(m) limit. In 1999, IBM’s stockholders approved the terms under which IBM’s annual and long-term performance incentive awards should qualify as performance-based. In 2014, as required by the Internal Revenue Code, the stockholders approved the material terms of the performance criteria under which long-term performance incentive awards should qualify as performance-based. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under Section 162(m), which may be appropriate to retain and motivate key executives.

2015 SUMMARY COMPENSATION TABLE NARRATIVE

Salary (Column (c))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2015.

•        IBM reviews salaries for each named executive officer annually during a common review cycle. In 2015, salary increases for the named executive officers took effect on July 1. For Mrs. Rometty, this was her first salary increase since her appointment as CEO in January 2012.

Bonus (Column (d))

No bonuses were awarded to the named executive officers in either 2014 or 2015. Dr. Kelly received patent issuance and invention achievement awards in 2013. All employees are eligible for these awards. Payments under the IBM Annual Incentive Program are included under column (g) (Non-Equity Incentive Plan Compensation).

Stock Awards (Column (e))

The amounts shown are the aggregate grant date fair values of Performance Share Units (PSUs) and Retention Restricted Stock Units (RRSUs) granted in each fiscal year shown, computed in accordance with accounting guidance (excluding any risk of forfeiture as per SEC regulations). The values shown for the PSU awards are calculated at the Target number, as described below. The values shown for the PSUs and RRSUs reflect an adjustment for the exclusion of dividend equivalents.

Performance Share Units (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Stock Awards (column (e)) in the 2015 Summary Compensation Table and in the 2015 Grants of Plan-Based Awards Table under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)).

General Terms

•        One PSU is equivalent in value to one share of IBM common stock.

•        Executive officers are awarded a number of PSUs during the first year of the three-year performance period. PSUs are generally paid out in IBM common stock after the three-year performance period.

•        Performance targets for cumulative three-year attainment in operating earnings per share and free cash flow are set at the beginning of the three-year performance period. These targets are approved by the Compensation Committee.

•        At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of PSUs is adjusted up or down based on the approved actual performance.

•        PSUs granted to U.S. executives on or after January 1, 2013 vest on December 31 of the end of the performance period. Awards granted prior to such date vest on the payout date. Payout for all PSUs is in the February following the end of the performance period.

•        There are no dividends or dividend equivalents paid on PSUs.

Vesting and Payout Calculations

•        The performance period for the awards granted in 2015 is January 1, 2015 through December 31, 2017, and the awards will pay out in February 2018. PSU awards granted in 2015 will be adjusted for performance, as described below.

•        Outstanding PSUs are typically cancelled if the executive’s employment is terminated. See the 2015 Potential Payments Upon Termination Narrative for information on payout of unvested PSUs upon certain terminations.

•        Payout will not be made for performance below the thresholds, as described below.

•        See Section 1 of the 2015 Compensation Discussion and Analysis for information on performance targets for the PSU program.

Threshold Number:

–       The Threshold number of PSUs (listed in column (f) of the 2015 Grants of Plan-Based Awards Table) is 25% of the Target number.

–       The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (operating earnings per share and free cash flow).

–       If only the cumulative operating earnings per share target is met at the Threshold level (and the free cash flow target is not met), the number of PSUs earned would be 70% of the Threshold number.

–       If only the cumulative free cash flow target is met at the Threshold level (and the operating earnings per share target is not met), the number of PSUs earned would be 30% of the Threshold number.

Target Number:

–       The Target number of PSUs (listed in column (g) of the 2015 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Maximum Number:

–       The Maximum number of PSUs (listed in column (h) of the 2015 Grants of Plan-Based Awards Table) is 150% of the Target number.

–       The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

Restricted Stock Units (RSUs)

RSUs may include RRSUs. In 2015, RRSUs were granted to all named executive officers, excluding Mrs. Rometty. RRSUs granted in previous years to any named executive officer and outstanding at the end of 2015 are included in the 2015 Outstanding Equity Awards at Fiscal Year-End Table. In addition, the column titled Stock Awards in the 2015 Option Exercises and Stock Vested Table includes previously-granted RRSUs.

General Terms

•        One RSU or RRSU is equivalent in value to one share of IBM common stock. RSUs and RRSUs are generally paid out in IBM common stock at vesting.

•        Dividend equivalents are not paid on RSUs or RRSUs granted on or after January 1, 2008.

Vesting and Payout

•        Vesting periods for RSUs typically range from one to four years.

•        Vesting periods for RRSUs typically range from two to five years. These awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

•        Payout of RSUs and RRSUs at each vesting date is typically contingent on the recipient remaining employed by IBM through that vesting date. See the 2015 Potential Payments Upon Termination Narrative for information on payout of unvested RSUs upon certain terminations.

•        All deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares), in the 2015 Nonqualified Deferred Compensation Table may include certain previously-granted RRSUs. Executives have not been allowed to defer payment of RSUs.

•        From time to time, special performance-based RSUs may be granted with performance contingent vesting.

Option Awards (Column (f))

•        There were no option awards granted to the named executive officers in the years shown in the 2015 Summary Compensation Table. Market-priced and premium-priced options granted in previous years to the named executive officers and outstanding at the end of 2015 are included in the 2015 Outstanding Equity Awards at Fiscal Year-End Table.

Non-Equity Incentive Plan Compensation (Column (g))

Amounts in this column represent payments under IBM’s Annual Incentive Program (AIP).

General Terms

•        All named executive officers participate in this program. The performance period is the fiscal year (January 1 through December 31).

•        See Section 1 of the 2015 Compensation Discussion and Analysis for information on performance targets for AIP.

Payout Range

•        Mrs. Rometty had a target of $5 million for 2015. The other named executive officers had targets of 135% of their salary rate for 2015. See column (d) of the 2015 Grants of Plan-Based Awards Table for the target payout.

•        Threshold payout for each named executive officer is $0 (see column (c) of the 2015 Grants of Plan-Based Awards Table).

•        Maximum payout for each named executive officer is three times the target (see column (e) of the 2015 Grants of Plan-Based Awards Table).

Vesting and Payout

•        In addition to performance against corporate-wide and business unit goals, which determine the funding pool for the year, individual performance against commitments set at the beginning of the year determine payout amounts.

•        An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement.

•        AIP payouts earned during the performance period are paid on or before March 15 of the year following the end of such period.

Change in Retention Plan Value (Column (h))

•        Amounts in the column titled Change in Retention Plan Value represent the annual change in Retention Plan Value from December 31, 2014 to December 31, 2015 for each named executive officer, other than Mr. Schroeter.

•        See the 2015 Retention Plan Narrative for a description of the Retention Plan.

Change in Pension Value (Column (h))

•        Amounts in the column titled Change in Pension Value represent the annual change in Pension Value from December 31, 2014 to December 31, 2015 for each named executive officer.

•        See the 2015 Pension Benefits Narrative for a description of the IBM Personal Pension Plan and IBM Excess Personal Pension Plan.

Nonqualified Deferred Compensation Earnings (Column (h))

•        IBM does not pay above-market or preferential earnings on nonqualified deferred compensation.

•        See the 2015 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers participate.

All Other Compensation (Column (i))

Amounts in this column represent the following as applicable:

Tax Reimbursements

•        Amounts represent payments that IBM has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•        These expenses for a named executive officer may include: tax equalization payments related to international assignments, cost of family travel to and attendance at business-related events, business-related local lodging and incidental expenses, and business-related ground transportation expenses (see Ground Transportation below).

IBM Contributions to Defined Contribution Plans

•        Amounts represent IBM matching and automatic contributions to the individual accounts for each named executive officer.

•        Under IBM’s 401(k) Plus Plan, participants hired or rehired by IBM U.S. before January 1, 2005, including Mrs. Rometty, Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly, are eligible to receive matching contributions up to 6% of eligible compensation. Participants hired or rehired by IBM U.S. on or after January 1, 2005, including Mr. Schroeter, who complete the plan’s service requirement, are generally eligible for up to 5% matching contributions. A participant’s hire/rehire date is measured by a participant’s most recent U.S. hire date. Mr. Schroeter rejoined IBM U.S. in 2011 after working for IBM Australia from April 1, 2005 to June 30, 2011. In addition, for all eligible participants, IBM makes automatic contributions equal to a certain percentage of eligible compensation, which generally depends on the participant’s pension plan eligibility on December 31, 2007. In 2015, the automatic contribution percentage was 4% for Mrs. Rometty; 2% for Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly; and 1% for Mr. Schroeter.

•        Under IBM’s Excess 401(k) Plus Plan, IBM makes matching contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. Participants hired or rehired by IBM U.S. before January 1, 2005, including Mrs. Rometty, Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly, are eligible to receive matching contributions up to 6% of eligible compensation. Participants hired or rehired by IBM U.S. on or after January 1, 2005, including Mr. Schroeter, who complete the plan’s service requirement, are eligible for up to 5% matching contributions. In addition, for all eligible participants, IBM makes automatic contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage generally depends on the participant’s pension plan eligibility on December 31, 2007, and in 2015, the automatic contribution percentage was 4% for Mrs. Rometty; 2% for Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly; and 1% for Mr. Schroeter.

•        For purposes of calculating the matching contribution and the automatic contribution under the 401(k) Plus Plan, the participant’s eligible compensation excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan.

•        See the 2015 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans.

Life and Travel Accident Insurance Premiums

•        Amounts represent insurance premiums paid by IBM on behalf of the named executive officers.

•        These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•        Life insurance for executives hired or rehired by IBM U.S. before January 1, 2004, including Mrs. Rometty, Mr. Rhodin and Dr. Kelly, is two times salary plus annual incentive program target, with a maximum coverage amount of $2,000,000. Life insurance for executives hired or rehired by IBM U.S. on or after January 1, 2004, including Mr. Schroeter and Mrs. van Kralingen, is one times salary plus annual incentive program target, with a maximum coverage of $1,000,000.

•        In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for all eligible employees and executives is up to five times salary plus annual incentive target with a maximum coverage amount of $15,000,000.

Perquisites

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2015.

Personal Financial Planning

In 2015, IBM offered financial planning services with coverage generally up to $15,000 annually for senior U.S. executives, including each named executive officer.

Personal Travel on Company Aircraft

General Information

•        Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•        IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. The aggregate incremental cost for Mrs. Rometty’s personal travel is included in column (i) of the 2015 Summary Compensation Table. These amounts also include the aggregate incremental cost, if any, of travel by her family members or non-IBM employees on both business and non-business occasions.

•        Additionally, personal travel or commutation in 2015 on Company aircraft by named executive officers other than Mrs. Rometty, and the aggregate incremental cost, if any, of travel by the officer’s family or non-IBM employees when accompanying the officer on both business and non-business occasions is also included.

•        Also, from time to time, named executive officers who are members of the boards of directors of certain other companies and non-profit organizations travel on Company aircraft to those outside board meetings. These amounts include travel related to participation on these outside boards.

•        Any aircraft travel by named executive officers for an annual physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation

•        The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable cost rate for the specific aircraft by the number of flight hours used.

•        The hourly variable cost rate includes fuel, oil, parking/landing fees, crew expenses, aircraft maintenance (based on the hourly operation of the aircraft) and catering.

•        The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•        The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•        The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

Ground Transportation

General Information

•        IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM or by an authorized car service.

•        In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service for non-business occasions. Further, the family of the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service on non-business occasions or when accompanying the Chairman and CEO on business occasions.

•        Other named executive officers may use a Company-leased car with an IBM driver or an authorized car service for business-related transportation, travel to outside board meetings, and an annual executive physical under IBM’s corporate wellness program. Family members and non-IBM employees may accompany named executive officers other than the Chairman and CEO in a Company-leased car with an IBM driver or an authorized car service on these occasions.

•        Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation

•        The incremental cost for the Company-leased car with an IBM driver or an authorized car service for commutation and non-business events is calculated by multiplying the variable rate by the applicable driving time. The variable rate includes a driver’s salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense.

•        The incremental cost for an authorized car service is the full cost to IBM for such service.

Personal Security

General Information

•        Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions and for the family of the Chairman and CEO on certain non-business occasions or when accompanying her on business occasions.

•        Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•        In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO and any other named executive officers, if applicable.

Aggregate Incremental Cost Calculation

•        The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•        The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the full cost to IBM for these items.

Annual Executive Physical

•        IBM covers the cost of an annual executive physical for the named executive officers under IBM’s corporate wellness program.

•        Amounts represent any payments by IBM for the named executive officers under this program, if applicable.

Family Travel and Attendance at Business-Related Events

•        Business-related events attended by the named executive officers and their family members may include meetings, dinners and receptions with IBM’s clients, executive management or board members.

•        Amounts represent the aggregate incremental cost, if any, of commercial travel and/or meals and entertainment for the family members of the named executive officers to attend business-related events.

International Assignments

•        IBM sends employees on international assignments. These assignments provide valuable opportunities to transfer knowledge across borders and develop future leadership.

•        Amounts represent any payments that IBM has made to, or on behalf of, a named executive officer related to an international assignment and may include relocation expenses, such as cost of living adjustments, housing payments, tax preparation services, and/or moving expenses.

Other Personal Expenses

•        Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under IBM’s corporate wellness program.

•        Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft and Ground Transportation.

•        Amounts also include home office equipment, items relating to business events and administrative charges incurred by executives.

2015 Summary Compensation Table

Name and								Nonqualified
Principal					Non-Equity	Change in		Deferred
Position					Incentive Plan	Retention Plan	Change in Pension	Compensation	All Other
(a)	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Compensation	Value (3)	Value (4)	Earnings (5)	Compensation (6)(7)	Total (8)
Year	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
(b)	(c)	(d)	(e)	(f)	(g)	(h)	(h)	(h)	(i)	(j)
V.M. Rometty Chairman, President and CEO
2015	$1,550,000	$0	$12,905,329	$0	$4,500,000	$0	$0	$0	$866,621	$19,821,950
2014	1,500,000	0	12,460,409	0	3,600,000	295,985	1,106,740	0	381,991	19,345,125
2013	1,500,000	0	11,703,869	0	0	0	0	0	761,808	13,965,677
M.J. Schroeter(9) Senior VP and CFO
2015	692,500	0	11,425,266	0	881,100	N/A	1,295	0	112,191	13,112,352
2014	660,000	0	3,616,006	0	747,600	N/A	8,481	0	80,812	5,112,899
M.D. Rhodin(9)(10) Senior VP, IBM Watson Business Development
2015	630,000	0	11,425,266	0	728,800	0	8,690	0	2,766,099	15,558,855
B.A. van Kralingen(9) Senior VP, IBM Global Business Services
2015	665,000	0	11,425,266	0	637,700	0	2,202	0	2,089,103	14,819,271
J.E. Kelly III(10) Senior VP, IBM Cognitive Solutions & IBM Research
2015	675,500	0	11,887,195	0	850,500	0	42,393	0	184,207	13,639,795
2014	638,000	0	3,909,248	0	791,100	1,043,296	92,989	0	96,193	6,570,826
2013	625,000	850	4,941,039	0	0	0	0	0	128,016	5,694,905

(1)            Amounts in this column reflect the total Performance Share Units (PSUs) and Retention Restricted Stock Units (RRSUs).

Amounts reflect the aggregate grant date fair values of PSU awards at the Target number (described in the 2015 Summary Compensation Table Narrative), calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents. At the Maximum number, these values for Mrs. Rometty would be: 2015: $19,357,994; 2014: $18,690,613; 2013: $17,555,803; for Mr. Schroeter: 2015: $6,549,863; 2014: $5,424,009; for Mr. Rhodin: 2015: $6,549,863; for Mrs. van Kralingen: 2015: $6,549,863; and for Dr. Kelly: 2015: $7,277,472; 2014: $5,863,960; 2013: $7,411,656.

Amounts also reflect the aggregate grant date fair values of RRSUs granted to Mr. Schroeter, Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly in 2015, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents. For assumptions used in determining the fair value of stock awards, see Note R (Stock-Based Compensation) to IBM’s 2015 Consolidated Financial Statements.

(2)            There were no option awards granted to any of the named executive officers in the years shown in the 2015 Summary Compensation Table.

(3)            Assumptions can be found immediately after the 2015 Retention Plan Table. Although accruals under the Retention Plan stopped on December 31, 2007, changes in Retention Plan Value can occur based on changes to participants’ ages and actuarial assumptions. For 2014 and 2015, Change in Retention Plan Value for the eligible named executive officers was due to their age, changes in the discount rate, interest crediting rate, and mortality table. For 2015, the change in Retention Plan Value for the eligible named executive officers resulted in the following negative amounts: for Mrs. Rometty: $(18,082); for Mr. Rhodin: $(47,311); for Mrs. van Kralingen $(19,917); and for Dr. Kelly $(584,946). For 2013, the negative change in Retention Plan Value was primarily due to increases in the discount rate and the interest crediting rate which resulted in the following negative amounts: for Mrs. Rometty: $(130,705) and for Dr. Kelly: $(602,593).

(4)            Assumptions can be found immediately after the 2015 Pension Benefits Table. Although accruals under the IBM Personal Pension Plan stopped on December 31, 2007, changes in Pension Value can occur based on changes to participants’ ages and actuarial assumptions. For 2014 and 2015, Change in Pension Value for the named executive officers was due to their age, changes in the discount rate, interest crediting rate, and mortality table. For 2015, the change in Pension Value for the named executive officer resulted in the following negative amount for Mrs. Rometty: $(118,735). For 2013, the negative change in Pension Value was due to increases in the discount rate and the interest crediting rate which resulted in the following negative amounts: for Mrs. Rometty: $(499,471) and for Dr. Kelly: $(17,511).

(5)            IBM does not provide above-market or preferential earnings on deferred compensation. See the 2015 Nonqualified Deferred Compensation Narrative for information about deferred compensation.

(6)            Amounts in this column include the following for 2015: for Mrs. Rometty: tax reimbursements of $32,610 and IBM contributions to defined contribution plans of $515,000; for Mr. Schroeter: IBM contributions to defined contribution plans of $86,406; for Mr. Rhodin: tax reimbursements of $2,571,856 and IBM contributions to defined contribution plans of $100,960; for Mrs. van Kralingen: tax reimbursements of $1,930,083 and IBM contributions to defined contribution plans of $102,760; and for Dr. Kelly: IBM contributions to defined contribution plans of $117,328.

(7)            Amounts in this column also include the following perquisites for 2015: for Mrs. Rometty: personal financial planning, personal travel on Company aircraft of $248,827, ground transportation, personal security, annual executive physical, family attendance at business-related events, and other personal expenses; for Mr. Schroeter: personal financial planning, ground transportation, personal security, annual executive physical, family attendance at business-related events, and other personal expenses; for Mr. Rhodin: personal financial planning, personal travel on Company aircraft of $52,639, ground transportation, annual executive physical, family attendance at business-related events, international assignments, and other personal expenses; for Mrs. van Kralingen: personal financial planning, personal travel on Company aircraft, ground transportation, family attendance at business-related events, international assignments, and other personal expenses; and for Dr. Kelly: personal financial planning, personal travel on Company aircraft of $49,568, ground transportation, personal security, family attendance at business-related events, and other personal expenses. See the 2015 Summary Compensation Table Narrative for a description and information about the aggregate incremental cost calculations for perquisites.

(8)            Amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(9)            Mr. Schroeter was not a named executive officer in IBM’s 2014 Proxy Statement. Therefore, this table does not provide 2013 data for him. Mr. Rhodin and Mrs. van Kralingen were not named executive officers in IBM’s 2014 and 2015 Proxy Statements; therefore, this table does not provide 2013 and 2014 data for them.

(10)     As of January 2016, Mr. Rhodin assumed the role of Senior Vice President, IBM Watson Business Development. As of February 2016, Dr. Kelly assumed the role of Senior Vice President, IBM Cognitive Solutions & IBM Research.

2015 Grants of Plan-Based Awards Table

									All Other	All Other
									Stock	Option
									Awards:	Awards:			Grant Date
						Estimated Future Payouts			Number of	Number of	Exercise or	Closing	Fair Value
			Estimated Future Payouts			Under Equity Incentive Plan			Shares of	Securities	Base Price	Price on the	of Stock
Name			Under Non-Equity Incentive Plan Awards			Awards(2)			Stock or	Underlying	of Option	NYSE on	and Option
(a)		Compensation	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (3)	Options	Awards	the Date of	Awards (4)
Type of	Grant Date	Committee	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Grant	($)
Award(1)	(b)	Approval Date	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	($/Sh)	(l)
V.M. Rometty
AIP	N/A	01/27/2015	$0	$5,000,000	$15,000,000				0	0	N/A	N/A
PSU	06/08/2015	01/27/2015				21,045	84,178	126,267					$12,905,329
M.J. Schroeter
AIP	N/A	01/27/2015	0	979,000	2,937,000					0	N/A	N/A
PSU	06/08/2015	01/27/2015				7,121	28,482	42,723					4,366,575
RRSU	02/02/2015	12/09/2014							50,315				7,058,691
M.D. Rhodin
AIP	N/A	01/27/2015	0	911,000	2,733,000					0	N/A	N/A
PSU	06/08/2015	01/27/2015				7,121	28,482	42,723					4,366,575
RRSU	02/02/2015	12/09/2014							50,315				7,058,691
B.A. van Kralingen
AIP	N/A	01/27/2015	0	911,000	2,733,000					0	N/A	N/A
PSU	06/08/2015	01/27/2015				7,121	28,482	42,723					4,366,575
RRSU	02/02/2015	12/09/2014							50,315				7,058,691
J.E. Kelly III
AIP	N/A	01/27/2015	0	945,000	2,835,000					0	N/A	N/A
PSU	06/08/2015	01/27/2015				7,912	31,646	47,469					4,851,648
RRSU	12/30/2015	12/15/2015							55,922				7,035,547

(1)            Type of Award:

AIP = Annual Incentive Program

PSU = Performance Share Unit

RRSU = Retention Restricted Stock Unit

Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan. See the 2015 Summary Compensation Table Narrative for additional information on these types of awards.

(2)            PSU awards will be adjusted based on performance and paid in February 2018.

(3)            Mr. Schroeter, Mr. Rhodin and Mrs. van Kralingen were each granted a RRSU award valued at $8 million. Each of these awards vest 50% on February 2, 2017 and 50% on February 2, 2019, provided that in each case, they are employees of IBM as of those dates. Dr. Kelly was granted a RRSU award valued at $8.5 million. This award vests 50% on December 30, 2017, 25% on December 30, 2018 and 25% on December 30, 2019, provided that in each case he is an employee of IBM as of those dates.

(4)            The amounts in this column reflect the aggregate grant date fair values of PSU and RRSU awards calculated in accordance with accounting guidance. The values shown for the PSU awards are based on the Target number, as described in the 2015 Summary Compensation Table Narrative. The values shown for the PSUs and RRSUs reflect an adjustment for the exclusion of dividend equivalents.

2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END NARRATIVE

Option Awards (Columns (b)-(f))

•        A Total line has been included for each named executive officer to provide a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•        As of December 31, 2015, all outstanding option awards for the named executive officers were fully vested.

•        IBM has not granted any option awards that are Equity Incentive Plan Awards.

General Terms

•        In accordance with IBM’s Long-Term Performance Plan (LTPP), the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

•        Options generally vest in four equal increments on the first four anniversaries of the grant date.

•        Options generally expire ten years after the date of grant.

•        The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

Market-priced options:

–       From 2005 to 2007, market-priced options were awarded to the named executive officers who participated in the IBM stock investment program (the Buy-First Program) by agreeing to invest 5%, 10% or 15% of their annual incentive program payout in the IBM Stock Fund under the nonqualified deferred compensation plan.

–       The exercise price is equal to the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

–       These options vested 100% three years after the date of grant.

Premium-priced options:

–       The exercise price is equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

–       These options vested in four equal increments on the first four anniversaries of the grant date.

Stock Awards (Columns (g)-(j))

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RRSUs that were outstanding as of December 31, 2015.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RRSU awards disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2015 fiscal year ($137.62).

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs that were outstanding as of December 31, 2015.

Performance Share Units

•        Amounts in column (i) reflect the Target number for each PSU award.

•        The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•        See Section 1 of the 2015 Compensation Discussion and Analysis, as well as the 2015 Summary Compensation Table Narrative, for a detailed description of the PSU program, including payout calculations.

•        The table below provides the payout levels for all outstanding PSU awards for each of the named executive officers.

2015 Outstanding PSU Award Payout Levels

Name	Grant Date	Threshold	Target	Maximum
V.M. Rometty	06/09/2014	17,709	70,834	106,251
	06/08/2015	21,045	84,178	126,267
M.J. Schroeter	06/09/2014	5,139	20,556	30,834
	06/08/2015	7,121	28,482	42,723
M.D. Rhodin	06/09/2014	4,584	18,334	27,501
	06/08/2015	7,121	28,482	42,723
B.A. van Kralingen	06/09/2014	5,417	21,667	32,501
	06/08/2015	7,121	28,482	42,723
J.E. Kelly III	06/09/2014	5,556	22,223	33,335
	06/08/2015	7,912	31,646	47,469

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the values of PSU awards disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2015 fiscal year ($137.62).

2015 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards								Stock Awards
															Equity
															Incentive
					Equity										Plan
					Incentive										Awards:	Equity Incentive
					Plan										Number of	Plan Awards:
					Awards:						Number				Unearned	Market or
		Number of		Number of	Number of						of Shares				Shares,	Payout Value
		Securities		Securities	Securities						or Units	Market Value			Units or	of Unearned
		Underlying		Underlying	Underlying						of Stock	of Shares or			Other	Shares, Units
		Unexercised		Unexercised	Unexercised	Option					That	Units of Stock			Rights	or Other Rights
		Options		Options (3)	Unearned	Exercise		Option			Have Not	That Have Not			That Have	That Have Not
		(#)		(#)	Options	Price (4)		Expiration	Type		Vested(6)	Vested (7)	Type		Not Vested (8)	Vested (7)
Name		Exercisable		Unexercisable	(#)	($)		Date	of	Grant	(#)	($)	of		(#)	($)
(a)	Grant Date	(b)		(c)	(d)	(e)		(f)	Award	Date	(g)	(h)	Award	Grant Date	(i)	(j)
V.M. Rometty	05/08/06	21,456	(1)	0	N/A	$91.04	(5)	05/07/16					PSU	06/09/14	70,834	$9,748,175
													PSU	06/08/15	84,178	11,584,576
Total		21,456		0							0	$0			155,012	$21,332,751
M.J. Schroeter	05/08/06	213	(2)	0	N/A	$82.76		05/07/16	RRSU	12/18/12	4,951	$681,357	PSU	06/09/14	20,556	$2,828,917
	05/08/07	678	(2)	0	N/A	102.80		05/07/17	RRSU	02/02/15	50,315	6,924,350	PSU	06/08/15	28,482	3,919,693
Total		891		0							55,266	$7,605,707			49,038	$6,748,610
M.D. Rhodin	N/A								RRSU	01/02/13	13,298	$1,830,071	PSU	06/09/14	18,334	$2,523,125
									RRSU	02/02/15	50,315	6,924,350	PSU	06/08/15	28,482	3,919,693
Total		0		0							63,613	$8,754,421			46,816	$6,442,818
B.A. van Kralingen	N/A								RRSU	02/02/15	50,315	$6,924,350	PSU	06/09/14	21,667	$2,981,813
													PSU	06/08/15	28,482	3,919,693
Total		0		0							50,315	$6,924,350			50,149	$6,901,506
J.E. Kelly III	05/08/06	7,378	(2)	0	N/A	$82.76		05/07/16	RRSU	12/30/15	55,922	$7,695,986	PSU	06/09/14	22,223	$3,058,329
	05/08/07	6,698	(2)	0	N/A	102.80		05/07/17					PSU	06/08/15	31,646	4,355,123
Total		14,076		0							55,922	$7,695,986			53,869	$7,413,452

Type of Award:

PSU = Performance Share Unit

RRSU = Retention Restricted Stock Unit

(1)            This option award grant vested 25% per year on the first through the fourth anniversaries of the respective grant dates.

(2)            These options were granted under the Buy-First Program. These options vested 100% on the third anniversary of the respective grant dates. See the 2015 Summary Compensation Table Narrative for additional information about this program.

(3)            As of December 31, 2015, there were no unexercisable options for the named executive officers.

(4)            The exercise prices shown in this column are equal to the average high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant, except for premium-priced options.

(5)            This grant consists of premium-priced options, which have an exercise price equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

(6)            The amounts shown in column (g) of the 2015 Outstanding Equity Awards at Fiscal Year-End Table are RRSU awards that have not yet vested. See the 2015 Summary Compensation Table Narrative for additional information on these types of awards. The Vesting Schedule for Unvested RRSUs table below shows the vesting schedules for these outstanding awards. Mr. Schroeter’s 2012 award fully vests on December 18, 2017, provided that he is an employee of IBM as of that date; and his 2015 award vests 50% on February 2, 2017 and 50% on February 2, 2019, provided that in each case, he is an employee of IBM as of those dates. Mr. Rhodin’s 2013 award fully vests on January 2, 2018, provided that he is an employee of IBM as of that date; and his 2015 award vests 50% on February 2, 2017 and 50% on February 2, 2019, provided that in each case, he is an employee of IBM as of those dates. Mrs. van Kralingen’s 2015 award vests 50% on February 2, 2017 and 50% on February 2, 2019, provided that in each case, she is an employee of IBM as of those dates. Dr. Kelly’s 2015 award vests 50% on December 30, 2017, 25% on December 30, 2018 and 25% on December 30, 2019, provided that in each case, he is an employee of IBM as of those dates.

(7)            Values in these columns are calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2015 fiscal year ($137.62).

(8)            The amounts shown in column (i) of the 2015 Outstanding Equity Awards at Fiscal Year-End Table are PSU awards that have not yet vested. See the 2015 Summary Compensation Table Narrative for additional information on PSU awards. The Vesting Schedule for Unvested PSUs table below shows the vesting schedules for these outstanding PSU awards (reflecting Target payout), all of which are paid out in February following the end of the performance period.

Vesting Schedule for Unvested RRSUs

			Vesting Schedule
Name	Type of Award	Grant Date	2017	2018	2019
V.M. Rometty	N/A
M.J. Schroeter	RRSU	12/18/2012	4,951
	RRSU	02/02/2015	25,157		25,158
M.D. Rhodin	RRSU	01/02/2013		13,298
	RRSU	02/02/2015	25,157		25,158
B.A. van Kralingen	RRSU	02/02/2015	25,157		25,158
J.E. Kelly III	RRSU	12/30/2015	27,961	13,980	13,981

Vesting Schedule for Unvested PSUs

		Vesting Schedule
Name	Grant Date	Dec-2016	Dec-2017
V.M. Rometty	06/09/2014	70,834
	06/08/2015		84,178
M.J. Schroeter	06/09/2014	20,556
	06/08/2015		28,482
M.D. Rhodin	06/09/2014	18,334
	06/08/2015		28,482
B.A. van Kralingen	06/09/2014	21,667
	06/08/2015		28,482
J.E. Kelly III	06/09/2014	22,223
	06/08/2015		31,646

2015 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards(1)
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	23,518	$1,899,408	74,192	$10,887,623
M.J. Schroeter	0	0	17,436	2,483,746
M.D. Rhodin	0	0	15,971	2,355,415
B.A. van Kralingen	0	0	21,992	3,246,669
J.E. Kelly III	4,495	294,883	28,704	4,207,626

(1)            Amounts shown in these columns reflect PSU and RRSU awards that vested during 2015. The amounts reflect the vesting of two PSU awards for two separate performance periods for each named executive officer. The PSU award for the 2012-2014 performance period vested and paid out to each named executive officer on February 2, 2015. The PSU award for the 2013-2015 performance period vested on December 31, 2015, and paid out to each named executive officer on February 1, 2016; the value of this PSU award was determined by multiplying the number of shares by the closing price of IBM stock on the vesting date, December 31, 2015 ($137.62). See the 2015 Summary Compensation Table Narrative for details on PSU and RRSU awards.

2015 RETENTION PLAN NARRATIVE

Introduction and Purpose

During the mid-1990s, an additional form of retention compensation was created for certain IBM leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when it faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time. In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn IBM around, preserve its long-term viability and position it for growth in the future.

Because its original purpose had been met, the Retention Plan was closed to new participants in 2004. Future accruals under the Retention Plan stopped on December 31, 2007, and will not be replaced by any other plan.

Payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for IBM past the age when many others at IBM choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2015 Retention Plan Table and are not included in the 2015 Pension Benefits Table.

The 2015 Retention Plan Table shows each eligible named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan. Mr. Schroeter is not eligible for a Retention Plan benefit because he did not meet all of the eligibility criteria. Specifically, he did not continuously remain on the U.S. payroll, as he worked for IBM Australia from April 1, 2005 through June 30, 2011.

Description of Retention Plan

•        The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay and job level requirements.

•        Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit. Benefits for Dr. Kelly are determined under the prior formula. Benefits for Mrs. Rometty, Mr. Rhodin and Mrs. van Kralingen are determined under the 1999 plan formula.

•        Effective May 1, 2004, the Retention Plan was closed to new participants. Accrual of future benefits under the Retention Plan stopped on December 31, 2007. Accordingly, a participant’s Retention Plan benefit does not consider pay earned or service performed after December 31, 2007.

•        Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

Material Terms and Conditions: 1995 Retention Plan

•        The benefits provided under the Retention Plan for Dr. Kelly are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•        Benefits are available under the 1995 Retention Plan only if a participant terminates employment, becomes disabled or dies on or after meeting the early retirement age and service, holds an executive level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death.

•        The definitions of early retirement age, service and final average pay have the same meaning as under the Pension Credit Formula of the IBM Personal Pension Plan.

•        The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•        If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

•        If the participant terminates employment before age 60, the annual single life annuity resulting from the sum of the amounts specified in (1) through (4) is reduced as specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•        The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions: 1999 Retention Plan

•        The benefits provided under the Retention Plan to Mrs. Rometty, Mr. Rhodin and Mrs. van Kralingen are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•        Benefits are available under the 1999 Retention Plan if a participant holds an executive-level position immediately prior to termination or death, has final average pay in excess of $405,400 on both January 1, 2007 and immediately prior to termination or death, and either:

–       Terminates employment for any reason other than cause or dies, in each case after attaining age 60 and completing at least five years of service; or

–       Terminates employment for any reason other than cause or dies, in each case after attaining age 55 and completing at least 15 years of service and either becomes disabled (as determined under IBM’s long-term disability plan), or if approved by the Board in the case of the two highest paid officers (and if approved by the Compensation Committee and the chairman and chief executive officer in the case of any other officer of IBM).

•        Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•        The benefit provided under the 1999 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•        If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

•        In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•        A participant who terminates employment after attaining age 55, but prior to attaining age 60, who completes at least 15 years of service, and who receives Compensation Committee and chairman and chief executive officer approval (or Board approval in the case of the two highest paid officers) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculations

The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding

•        The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•        No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of IBM regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service

•        Generally, a participant’s years of credited service for benefits are based on the years an employee participated in the IBM Personal Pension Plan through December 31, 2007, the date accrual of future benefits stopped.

Available Forms of Payment

•        A participant’s benefit is only payable in the form of an annuity with monthly benefit payments. Lump sum payments are not available under the Retention Plan.

•        A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Retention Plan Benefit

The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age (as defined in the next subsection) for each eligible named executive officer is detailed in the table below.

Annual Retention
Plan Benefit at
Earliest Unreduced
Retirement Age
V.M. Rometty	$101,908
M.D. Rhodin	126,894
B.A. van Kralingen	46,001
J.E. Kelly III	587,933

Present Value of Accumulated Benefit

•	The present value of accumulated benefit shown in the 2015 Retention Plan Table below is the value as of December 31, 2015 of the annual Retention Plan benefit that was earned as of December 31, 2007.
•

The earliest unreduced retirement age is the earliest age an eligible named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. As of December 31, 2015, Dr. Kelly had reached the earliest unreduced retirement age. Because Mrs. Rometty, Mr. Rhodin and Mrs. van Kralingen did not attain age 60 by December 31, 2015, the earliest unreduced retirement age is the named executive officer’s age on the first day of the month that coincides with or next follows the attainment of age 60.

•

Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2015 Retention Plan Table.

2015 Retention Plan Table

		Number of Years	Present Value of	Payments During
		Credited Service (1)	Accumulated Benefit (2)	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	Retention Plan	26	$1,572,314	$0
M.D. Rhodin	Retention Plan	24	1,655,299	0
B.A. van Kralingen	Retention Plan	4	566,904	0
J.E. Kelly III	Retention Plan	27	8,940,712	0

(1)            Reflects years of credited service as of December 31, 2007, which was the date accruals under the Retention Plan stopped. Each of the eligible named executive officers has eight additional years of service with IBM after that date.

(2)            While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit for the eligible named executive officers will continue to change based on their ages, the assumptions used to calculate the present value of the accumulated benefit, and the benefit that would be provided under the IBM Personal Pension Plan.

Assumptions to determine present value for each eligible named executive officer, as of December 31, 2015:

•        Measurement date: December 31, 2015

•        Interest rate for present value: 4.0%

•        To determine Personal Pension Account benefit:

–       Interest crediting rate: 1.3% for 2016 and after

–       Interest rate to convert Personal Pension Account balance to single life annuity: 1.66% for years 1-5, 4.06% for years 6-20, and 5.0267% for year 21 and after

–       Mortality table to convert Personal Pension Account balance to single life annuity is 2016 Personal Pension Account Optional Combined Unisex Table

•        Mortality (pre-commencement): None

•        Mortality (post-commencement):

–       Base Table: Modified RP-2014 White Collar sex-distinct annuitant tables with adjustment to 2011 by backing out MP-2014 improvement and further adjusting the mortality rates at each age (averaging approximately 1.06).

–       Improvement Scale: A modified Scale MP-2015 projection table. The modified table is based on the RPEC_2015 model, with the same 20 year convergence period and underlying weighting percentages for the age/period and year- of-birth cohort periods. The long-term improvement rates are 0.75% up to age 85, linearly decreasing to 0.0% at age 115.

•        Withdrawal rates: None

•        Retirement rates: None prior to Assumed Retirement Age

•        Normal Retirement Age: Age 60 for Retention Plan, Age 65 for Pension Plan

•        Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for Pension Plan, or current age

•        Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2007.

•        Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the plan beginning on the first day of the month following the assumed termination of employment.

•        Present value is the present value of the single life annuity payable at assumed retirement age beginning on the first day of the month following the assumed termination of employment. The six-month delay under the Retention Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•        All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2014:

•        The column titled Change in Retention Plan Value in the 2015 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2014 to December 31, 2015.

•        To determine the present value of the Retention Plan benefit as of December 31, 2014, the same assumptions that are described above to determine present value as of December 31, 2015 were used, except (1) a 3.7% interest rate and the Modified MP-2014 improvement scale, and (2) to determine the Personal Pension Account benefit, the following were used:

–       Interest crediting rate: 1.1% for 2015 and after

–       Interest rate to convert Personal Pension Account balance to annual single life annuity: 1.31% for years 1-5, 3.8833% for years 6-20, and 4.96% for year 21 and after

–       Mortality table for Personal Pension Account balance conversion: 2015 Personal Pension Account Optional Combined Unisex Table

2015 PENSION BENEFITS NARRATIVE

The 2015 Pension Benefits Table shows the number of years of credited service, present value of accumulated benefit and payments during the last fiscal year for each named executive officer under the IBM Personal Pension Plan. Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants.

The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan, and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan.

Qualified Plan and Nonqualified Plan Descriptions — General

Plan Description

•        Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999, to elect to continue to earn benefits under the prior formulas, including the Pension Credit Formula.

•        Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after December 31, 2007.

•        The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•        The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM Personal Pension Plan (Qualified Plan)

Purpose of the Qualified Plan

•        The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•        The cessation of accruals under the Qualified Plan and the continued IBM contributions under the tax-qualified defined contribution plan, the IBM 401(k) Plus Plan, reflects IBM’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by IBM’s current competition.

Material Terms and Conditions: Pension Credit Formula under the Qualified Plan

•        The benefits under the Qualified Plan for Mrs. Rometty are determined under the Pension Credit Formula. Mrs. Rometty satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•        The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•        The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•        For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater, prior to 2008.

•        The annuity conversion factor is determined according to a table set forth in the IBM Personal Pension Plan document.

•        Prior to 2008, participants earned points as follows: 0.16 base points each year until a 4.25 base point cap was reached, and 0.03 excess points each year until a 0.75 excess point cap was reached.

•        The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•        A participant may receive his or her benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•        Early retirement age is defined as:

–       Any age with 30 years of service;

–       Age 55 with 15 years of service; or

–       Age 62 with five years of service.

•        As of December 31, 2015, Mrs. Rometty had attained early retirement age.

•        Under the Pension Credit Formula, a participant who terminates employment and whose pension benefit commences before his or her normal retirement age will receive smaller monthly annuity payments than if his or her benefit commences at normal retirement age.

•        Instead of receiving his or her entire benefit under the Pension Credit Formula as an annuity, a participant may elect to receive a portion of the benefit as an unsubsidized lump sum. The amount that may be paid as a lump sum is based on the benefit the participant earned before January 1, 2000.

Material Terms and Conditions: Personal Pension Account Formula under the Qualified Plan

•        Mr. Schroeter’s, Mr. Rhodin’s, Mrs. van Kralingen’s and Dr. Kelly’s benefit under the Qualified Plan is determined under the Personal Pension Account formula which is a cash balance formula.

•        According to the terms of the Qualified Plan, under the Personal Pension Account formula prior to 2008, the eligible named executive officers above receive pay credits and interest credits to their respective Personal Pension Accounts. The pay credits for a year were equal to 5% of the eligible named executive officers’ eligible compensation for that year. The interest credits are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%. Further, the eligible named executive officers may receive their benefit under the Personal Pension Account formula at any time following termination of employment, but may not defer the commencement of the benefit later than normal retirement age. If the eligible named executive officers’ benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age. The eligible named executive officers may receive their benefit in the following forms: a lump sum equal to the Personal Pension Account balance, an annuity that is actuarially equivalent to the Personal Pension Account balance, or both a partial lump sum and a reduced annuity.

Compensation Elements Included in Calculations

•        Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

–       Salary;

–       Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards); and

–       Amounts deducted from salary and variable compensation under IBM’s Internal Revenue Code Section 125 plan (cafeteria plan), and amounts deferred under IBM’s 401(k) Plus Plan and Excess 401(k) Plus Plan.

•        Equity compensation — stock options, RSUs, RRSUs and PSUs — was excluded from eligible compensation.

•        Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the last year that benefits accrued under the Qualified Plan the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which in 2015 was $210,000 payable as an annual single life annuity beginning at normal retirement age).

Qualified Plan Funding

•        Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•        A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•        Generally, a participant’s years of credited service are based on the years an employee participates in the Qualified Plan.

•        The years of credited service for the named executive officers are based only on their service while eligible for participation in the Qualified Plan. In 2005, Mr. Schroeter left IBM U.S. and became an executive of IBM Australia, and therefore, Mr. Schroeter’s years of credited service for benefit calculations in the 2015 Pension Benefits Table are based only on his service with IBM U.S. Because accruals under the Qualified Plan stopped on December 31, 2007, service performed after such date is not counted for any named executive officer.

IBM Excess Personal Pension Plan (Nonqualified Plan)

Purpose of the Nonqualified Plan

•        The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•        The benefit provided to a participant is payable following a separation from service from IBM (subject to the six-month delay for “specified employees” as required under Section 409A of the Code).

Material Terms and Conditions of the Nonqualified Plan

•        The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

Nonqualified Plan Funding

•        The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•        No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of IBM with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service

•        The years of credited service for the named executive officers are based only on their service while eligible for participation in the Qualified Plan. Because accruals under the Nonqualified Plan stopped on December 31, 2007, service performed after such date is not counted.

Available Forms of Payment

Pension Credit Formula

•        A portion of the benefit that is available to Mrs. Rometty under the Qualified Plan may be paid as a lump sum. The portion is determined on the benefit that was earned before January 1, 2000.

•        The benefit available to Mrs. Rometty under the Nonqualified Plan may only be paid as an annuity.

Personal Pension Account

•        Under the terms of the Qualified Plan the entire benefit may be paid as a lump sum.

•        Under the terms of the Nonqualified Plan Mr. Schroeter’s entire Nonqualified Plan benefit must be paid as a mandatory lump sum. Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly have elected to receive their Nonqualified Plan benefit in a lump sum immediately following separation from service.

•        The maximum lump sum amount that the named executive officers could have elected to receive under the Qualified Plan and Nonqualified Plan, as of January 1, 2016 if they had a separation from service from IBM on December 31, 2015 was equal to:

	Maximum Lump Sum
			Total Available
Name	Qualified Plan	Nonqualified Plan	Lump Sum
V.M. Rometty	$395,937	N/A	$395,937
M.J. Schroeter	61,392	$20,919	82,311
M.D. Rhodin	294,409	132,701	427,110
B.A. van Kralingen	41,537	82,680	124,217
J.E. Kelly III	442,050	961,247	1,403,297

•        A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the named executive officers is below. Because Mr. Schroeter, Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly will receive a lump sum payment for their Nonqualified Plan benefits, no amount is represented in the Nonqualified Plan column below:

	Annual Pension Benefit at Normal Retirement Age
Name	Qualified Plan	Nonqualified Plan	Total Benefit
V.M. Rometty	$82,083	$342,761	$424,844
M.J. Schroeter	5,709	N/A	5,709
M.D. Rhodin	25,677	N/A	25,677
B.A. van Kralingen	3,694	N/A	3,694
J.E. Kelly III	35,553	N/A	35,553

Present Value of Accumulated Benefit

•        The present value of accumulated benefit is the value as of December 31, 2015 of the annual pension benefit that was earned as of December 31, 2007.

•        The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his or her normal retirement age.

•        The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•        Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2015 Pension Benefits Table.

2015 Pension Benefits Table

As noted in the Introduction and Purpose to the 2015 Retention Plan Narrative, the 2015 Pension Benefits Table does not include amounts reflected in the 2015 Retention Plan Table.

		Number of Years	Present Value of	Payments During Last
		Credited Service (1)	Accumulated Benefit (2)	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	Qualified Plan	26	$942,294	$0
	Nonqualified Plan		3,934,797	0
	Total Benefit		$4,877,091	$0
M.J. Schroeter	Qualified Plan	4	$44,079	$0
	Nonqualified Plan		14,571	0
	Total Benefit		$58,650	$0
M.D. Rhodin	Qualified Plan	24	$228,687	$0
	Nonqualified Plan		101,786	0
	Total Benefit		$330,473	$0
B.A. van Kralingen	Qualified Plan	4	$29,898	$0
	Nonqualified Plan		59,512	0
	Total Benefit		$89,410	$0
J.E. Kelly III	Qualified Plan	27	$415,545	$0
	Nonqualified Plan		884,423	0
	Total Benefit		$1,299,968	$0

(1)       Reflects years of credited service as of December 31, 2007, which was the date accruals under the Qualified Plan and the Nonqualified Plan stopped. Each of the named executive officers has eight additional years of service with IBM after that date.

(2)       While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits for the named executive officers will continue to change based on their ages and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2015 for each named executive officer:

•        Measurement date: December 31, 2015

•        Interest rate for present value: 4.0%

•        To determine Personal Pension Account benefit:

–       Interest crediting rate: 1.3% for 2016 and after

–     Interest rate to convert Personal Pension Account balance to single life annuity: 1.66% for years 1-5, 4.06% for years 6-20, and 5.0267% for year 21 and after

–       Mortality table to convert Personal Pension Account balance to single life annuity is 2016 Personal Pension Account Optional Combined Unisex Table

•        Mortality (pre-commencement): None

•        Mortality (post-commencement):

–       Base Table: Modified RP-2014 White Collar sex-distinct annuitant tables with adjustment to 2011 by backing out MP-2014 improvement and further adjusting the mortality rates at each age (averaging approximately 1.06).

–       Improvement Scale: A modified Scale MP-2015 projection table. The modified table is based on the RPEC_2015 model, with the same 20 year convergence period and underlying weighting percentages for the age/period and year-of-birth cohort periods. The long-term improvement rates are 0.75% up to age 85, linearly decreasing to 0.0% at age 115.

•        Withdrawal rates: None

•        Retirement rates: None prior to Assumed Retirement Age

•        Normal Retirement Age: Age 60 for Retention Plan, Age 65 for Pension Plan

•        Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for Pension Plan, or current age

•        Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007.

•        Benefit payable as a single life annuity in the case of the Pension Credit Formula and lump sum in the case of the Personal Pension Account Formula beginning on the first day of the month following a separation from service from IBM. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•        The Pension Credit Formula conversion factor is based on age at December 31, 2007 and commencement at age 65.

•        All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at separation from service from IBM.

Assumptions to determine present value as of December 31, 2014:

•        The column titled Change in Pension Value in the 2015 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2014 to December 31, 2015.

•        To determine the present value of the pension benefit as of December 31, 2014, the same assumptions that are described above to determine the present value as of December 31, 2015 were used, except (1) a 3.7% interest rate and Modified MP-2014 improvement scale, and (2) to determine the Personal Pension Account benefit, the following were used:

–       Interest crediting rate: 1.1% for 2015 and after

–       Interest rate to convert Personal Pension Account balance to single life annuity: 1.31% for years 1-5, 3.8833% for years 6-20, and 4.96% for year 21 and after

–       Mortality table for Personal Pension Account balance conversion: 2015 Personal Pension Account Optional Combined Unisex Table

2015 NONQUALIFIED DEFERRED COMPENSATION NARRATIVE

IBM Excess 401(k) Plus Plan

General Description

•        Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan. IBM employees, including the named executive officers, who are eligible to participate in the IBM 401(k) Plus Plan and whose eligible pay is expected to exceed the Internal Revenue Code compensation limit for the applicable plan year are eligible to participate in the Excess 401(k) Plus Plan. The purpose of the Excess 401(k) Plus Plan is to provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply. The Excess 401(k) Plus Plan provides employees with the opportunity to save for retirement on a tax-deferred basis.

•        The 2015 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), IBM match (registrant contributions), automatic contributions (registrant contributions), discretionary awards (registrant contributions) and investment gain or loss (aggregate earnings) for each named executive officer during 2015.

•        The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•        Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by IBM (Basic Account), and all deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Section 409A of the Internal Revenue Code, while amounts deferred and vested on and after January 1, 2005 are subject to Section 409A of the Internal Revenue Code.

•        The Excess 401(k) Plus Plan balance is not paid to, and cannot be accessed by, the participants until after a separation from service from IBM.

•        The Excess 401(k) Plus Plan allows the clawback of IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM (including but not limited to competitive business activity, disclosure of confidential IBM information and solicitation of IBM clients or employees).

Purpose of the Excess 401(k) Plus Plan

•        U.S. tax laws limit the amount of pay that employees can defer for retirement into qualified 401(k) plans.

•        IBM established the nonqualified plan to give participants the ability to save for retirement with additional tax-deferred funds, as permitted under the current Department of Labor and Internal Revenue Service regulations and other guidance.

Compensation Eligible for Deferral under Excess 401(k) Plus Plan

•        An eligible employee may elect to defer between 1% and 80% of salary and between 1% and 80% of eligible performance pay, including annual incentive program payments.

•        In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares

•        Prior to January 1, 2008, under the EDCP, an executive could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007 under IBM’s Long-Term Performance Plan (LTPP).

•        In addition, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under IBM’s LTPP.

•        Deferral elections must have been made in advance of the vesting of the eligible awards and in accordance with IRS rules.

•        Executives who made elections prior to January 1, 2008 to defer receipt of IBM stock granted on or before December 31, 2007 were able to defer the receipt of such stock into the Excess 401(k) Plus Plan when the awards vest.

•        There are no outstanding deferral elections that would result in the deferral of stock in 2015, or thereafter.

•        Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders.

Excess 401(k) Plus Plan Funding

•        The Excess 401(k) Plus Plan is unfunded and maintained as a book reserve (notional) account.

•        No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of IBM for payment of their Excess 401(k) Plus Plan accounts.

IBM Match on Participant Contributions

•        IBM credits matching contributions to the Basic Account of each eligible participant who defers salary or performance pay (including annual incentive program payments) under the Excess 401(k) Plus Plan.

•        The matching contributions equal the percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The maximum matching contribution percentage for a participant is the participant’s maximum matching contribution percentage under the IBM 401(k) Plus Plan. Participants hired or rehired by IBM U.S. before January 1, 2005, including Mrs. Rometty, Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly are eligible for up to 6% matching contributions; participants hired or rehired by IBM U.S. on or after January 1, 2005 and who complete one year of service, including Mr. Schroeter, are eligible for up to 5% matching contributions. For purposes of calculating the matching contributions under the IBM 401(k) Plus Plan, the participant’s eligible pay excludes the amounts the participant elects to defer under the Excess 401(k) Plus Plan. Effective January 1, 2016, the matching contributions equal the sum of (i) a participant’s match rate times the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s match rate times the eligible compensation after reaching the Internal Revenue Code compensation limits.

•        Matching contributions are made once annually at the end of the year. In order to receive such matching contributions each year, a participant must have completed the service requirement, and must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

–       At least 30 years of service;

–       At least 15 years of service and is at least age 55;

–       At least 5 years of service and is at least age 62; or

–       At least 1 year of service and is at least age 65;

then the participant will be eligible to receive such matching contributions as soon as practicable following separation from service. If a participant dies prior to December 15 of a plan year he or she will not be treated as having “retired” even if he or she was eligible to retire at the time of death.

•        IBM does not provide any matching contributions for Deferred IBM Shares.

IBM Automatic Contributions

•        Effective January 1, 2008, IBM credits automatic contributions to the Basic Account of each eligible participant.

•        The automatic contributions equal a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage for a participant is the participant’s automatic contribution percentage under the IBM 401(k) Plus Plan. Generally, the percentage is 2% or 4% if the participant was hired or rehired by IBM U.S. before January 1, 2005 (depending on the participant’s pension plan eligibility on December 31, 2007), or 1% if the participant was hired or rehired by IBM U.S. on or after January 1, 2005 and completes one year of service. For purposes of calculating the automatic contributions under the IBM 401(k) Plus Plan, the participant’s eligible pay excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan. The automatic contribution percentage is 4% for Mrs. Rometty; 2% for Mr. Rhodin, Mrs. van Kralingen and Dr. Kelly; and 1% for Mr. Schroeter.

•        Like matching contributions, automatic contributions are made once annually at the end of the year. In order to receive such automatic contributions each year, a participant must have completed the service requirement, and must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

–       At least 30 years of service;

–       At least 15 years of service and is at least age 55;

–       At least 5 years of service and is at least age 62; or

–       At least 1 year of service and is at least age 65;

then the participant will be eligible to receive such automatic contributions as soon as practicable following separation from service. If a participant dies prior to December 15 of a plan year he or she will not be treated as having “retired” even if he or she was eligible to retire at the time of death.

IBM Transition Credits

•        Effective for the period of January 1, 2008 through June 30, 2009, IBM credited transition credits to an eligible participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. According to the terms of the IBM 401(k) Plus Plan, Mr. Rhodin and Dr. Kelly were eligible to receive transition credits.

Earnings Measures

•        A participant’s contributions to the Basic Account are adjusted for earnings and losses based on investment choices selected by the participant.

•        As previously mentioned, IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

•        The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2015 annual rates of return indicated for each):

•        Target Date 2010 Fund (–1.34%)

•        Target Date 2015 Fund (–1.64%)

•        Target Date 2020 Fund (–1.81%)

•        Target Date 2025 Fund (–1.98%)

•        Target Date 2030 Fund (–2.18%)

•        Target Date 2035 Fund (–2.39%)

•        Target Date 2040 Fund (–2.37%)

•        Target Date 2045 Fund (–2.36%)

•        Target Date 2050 Fund (–2.33%)

•        Target Date 2055 Fund (–4.34%)*

•        Income Plus Life Strategy Fund (–0.65%)

•        Conservative Life Strategy Fund (–1.48%)

•        Moderate Life Strategy Fund (–1.92%)

•        Aggressive Life Strategy Fund (–2.36%)

•        Interest Income Fund (3.03%)

•        Inflation Protected Bond Fund (–1.46%)

•        Total Bond Market Fund (0.42%)

•        High Yield & Emerging Markets Bond Fund (–7.40%)

•        Total Stock Market Index Fund (0.46%)

•        Total International Stock Market Index Fund (–4.52%)

•        Real Estate Investment Trust Index Fund (2.34%)

•        International Real Estate Index Fund (–0.40%)

•        Long-Term Corporate Bond Fund (–5.01%)

•        Large Company Index Fund (1.39%)

•        Large-Cap Value Index Fund (–3.80%)

•        Large-Cap Growth Index Fund (5.63%)

•        Small/Mid-Cap Stock Index Fund (–3.59%)

•        Small-Cap Value Index Fund (–7.44%)

•        Small-Cap Growth Index Fund (–1.14%)

•        European Stock Index Fund (–2.33%)

•        Pacific Stock Index Fund (3.03%)

•        Emerging Markets Stock Index Fund (–15.33%)

•        IBM Stock Fund (–11.43%)**

*          Performance is calculated from the fund’s inception date, July 1, 2015

**   Performance includes dividend equivalent reinvestment

•        A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle.

•        Investment selections for existing account balances may be changed daily, subject to excessive trading restrictions.

•        Any changes (whether to new deferrals or existing balances) may be made through an internet site or telephone call center maintained by the plan’s third-party record keeper.

•        Effective January 1, 2008, the IBM match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•        Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of IBM’s common stock, they may not be transferred to any other investment choice at any time.

•        On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

•        Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2015 Nonqualified Deferred Compensation Table, are calculated as the change in the price of IBM’s common stock between December 31, 2014 and December 31, 2015 for all Deferred IBM Shares that were contributed prior to 2015.

Payouts, Withdrawals and Other Distributions

•        No payouts, withdrawals or other distributions from the Basic Account are permitted prior to a separation from service from IBM.

•        At termination, the balance in an eligible executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in an immediate lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

–       At least age 55 with 15 years of service;

–       At least age 62 with 5 years of service;

–       At least age 65 with 1 year of service;

–       Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

–       Commencing benefits under the IBM Long-Term Disability Plan.

•        As of December 31, 2015, Mrs. Rometty and Dr. Kelly had satisfied the age and service criteria.

•        If the participant has satisfied the age, service and account balance criteria at termination, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•        If the participant has satisfied the age, service and account balance criteria at termination and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1.    Lump sum upon termination;

2.    Lump sum in February of the year following termination; or

3.    Annual installments (beginning February 1 of the year following termination) for a number of years (between two and ten) elected by the participant.

•        The participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1.    Lump sum upon separation;

2.    Lump sum in February of the year following separation; or

3.    Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

However, if the participant has elected annual installments and the total balance of the participant’s Basic Account upon a separation from service from IBM is less than 50% of the applicable Internal Revenue Code compensation limit (in 2015, 50% of this limit was $132,500), the amounts deferred on or after January 1, 2005 are distributed in a lump sum on the date installments would have otherwise begun.

•        Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•        Distribution elections apply to both the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•        At December 31, 2015, the named executive officers had the following distribution elections on file:

–       Mrs. Rometty — 10 annual installments for all amounts

–       Mr. Schroeter — lump sum in February of the year following separation for all amounts

–       Mr. Rhodin — lump sum in February of the year following separation for pre-2005 amounts, and 10 annual installments for post-2004 amounts

–       Mrs. van Kralingen — immediate lump sum for all amounts

–       Dr. Kelly — lump sum in February of the year following separation for pre-2005 amounts, and 10 annual installments for post-2004 amounts

•        The balance in a participant’s Basic Account continues to experience investment gains and losses until it has been completely distributed.

•        Deferred IBM Shares are distributed only in the form of shares of IBM’s common stock.

•        These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following a separation from service from IBM. All named executive officers, were “specified employees” under Section 409A at the end of the last fiscal year.

2015 Nonqualified Deferred Compensation Table

		Executive	Registrant			Aggregate
		Contributions in	Contributions in		Aggregate Earnings	Withdrawals/	Aggregate Balance
		Last FY (1)	Last FY (2)		in Last FY (3)	Distributions	at Last FYE (4)
Name		($)	($)		($)	($)	($)
(a)	Plan	(b)	(c)		(d)	(e)	(f)
V.M. Rometty	Basic Account	$293,100	Match	$293,100	$(123,007)	$0	$9,634,736
			Automatic	195,400
	Deferred IBM Shares	0		0	(636,769)	0	3,840,148
	Total	$293,100		$488,500	$(759,776)	$0	$13,474,884
M.J. Schroeter	Basic Account	$73,156	Match	$58,755	$(211,272)	$0	$1,472,121
			Automatic	11,751
	Deferred IBM Shares	0		0	0	0	0
	Total	$73,156		$70,506	$(211,272)	$0	$1,472,121
M.D. Rhodin	Basic Account	$540,100	Match	$59,820	$(313,593)	$0	$2,106,312
			Automatic	19,940
	Deferred IBM Shares	0		0	0	0	0
	Total	$540,100		$79,760	$(313,593)	$0	$2,106,312
B.A. van Kralingen	Basic Account	$67,820	Match	$61,170	$(330,361)	$0	$2,106,022
			Automatic	20,390
	Deferred IBM Shares	0		0	(164,053)	0	989,350
	Total	$67,820		$81,560	$(494,414)	$0	$3,095,372
J.E. Kelly III	Basic Account	$657,510	Match	$72,096	$(347,901)	$0	$8,896,365
			Automatic	24,032
	Deferred IBM Shares	0		0	(73,937)	0	445,889
	Total	$657,510		$96,128	$(421,838)	$0	$9,342,254

(1)       A portion of the amount reported in this column (b) for each named executive officer’s Basic Account, is included within the amount reported as salary for that officer in column (c) of the 2015 Summary Compensation Table. These amounts are: $77,100 for Mrs. Rometty; $28,300 for Mr. Schroeter; $34,500 for Mr. Rhodin; $30,650 for Mrs. van Kralingen; and $24,630 for Dr. Kelly.

(2)       For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2015 Summary Compensation Table. The amounts reported as IBM contributions to defined contribution plans in footnote 6 to the 2015 Summary Compensation Table are larger because the amounts reported in that footnote also include IBM’s contributions to the IBM 401(k) Plus Plan.

(3)       None of the amounts reported in this column (d) are reported in column (h) of the 2015 Summary Compensation Table because IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

(4)       Amounts reported in this column (f) for each named executive officer include amounts previously reported in IBM’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and IBM matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, IBM contributions and investment experience, including an $8 quarterly administrative fee.

2015 POTENTIAL PAYMENTS UPON TERMINATION NARRATIVE

Introduction

IBM does not have any plans, programs or agreements under which payments to any of the named executive officers are triggered by a change of control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided by IBM to a named executive officer following a termination of employment would be provided under the terms of IBM’s existing compensation and benefit programs (as described below). The 2015 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer assuming termination on the last business day of the fiscal year end.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity that is detrimental to IBM (including but not limited to competitive business activity, disclosure of confidential IBM information and solicitation of IBM clients or employees).

This 2015 Potential Payments Upon Termination Narrative and the 2015 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year end because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.

Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2015 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2015 Pension Benefits Table. The 2015 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2015 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.

Annual Incentive Program (AIP)

•        The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause. An AIP payment may not be paid if an executive engages in activity that is detrimental to IBM.

•        This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•        AIP payments to executive officers are subject to clawback as described in Section 3 of the 2015 Compensation Discussion and Analysis.

•        For purposes of the 2015 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2016.

IBM Long-Term Performance Plans (LTPP)

•        The named executive officers have certain outstanding equity grants under the LTPP including:

–       Stock Options;

–       Restricted Stock Units (RSUs);

–       Retention Restricted Stock Units (RRSUs); and/or

–       Performance Share Units (PSUs).

•        The LTPP and/or the named executive officers’ equity award agreements contain the following terms:

–       Generally, unvested stock options, RSUs, RRSUs and PSUs are cancelled upon termination; and

–       Vested stock options may be exercised only for 90 days following termination.

•        Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service the following terms apply:

–       Vested stock options continue to be exercisable for the remainder of their ten-year term if approved by the Board, Compensation Committee or other appropriate management; and

–       IBM prorates a portion of unvested PSU awards to continue to vest under their original vesting schedules.

•        If an executive dies, outstanding stock options, RSU awards and RRSU awards would vest immediately and outstanding PSU awards would remain outstanding and continue to vest under their original vesting schedules.

•        If an executive becomes disabled, outstanding stock options, RSU awards and RRSU awards would continue to vest under their original vesting schedules, and outstanding PSU awards would remain outstanding and continue to vest under their original vesting schedules.

•        Beginning with PSU and RSU awards granted in 2009, in cases other than death or disability, certain executives may be eligible for continued vesting of these awards after separation.

–       To ensure that the interests of the members of the Performance Team are aligned with IBM’s long-term interests as these leaders approach retirement, these executives, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU awards upon termination if the following criteria are met:

•        The executive is on the Performance Team at the time of departure;

•        For RSU awards, at least one year has passed since the award grant date; and for PSU awards, at least one year has passed in the performance period;

•        The executive has reached age 55 with 15 years of service at the time of departure; and

•        The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

–       The Chairman and CEO is also eligible for the payouts described upon termination, except she must have reached age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

–       Payouts of PSU awards after termination as described above will be made in February after the end of the three-year performance period and only if the performance goals are met. Payouts of RSU awards after termination, as described above, will be made in accordance with the original vesting schedule.

•        The 2015 Potential Payments Upon Termination Table assumes the following:

–       Amounts shown reflect the payout of the 2013 PSU awards calculated using the actual performance achieved for the 2013-2015 performance period and the 2015 fiscal year-end closing price of $137.62 for IBM common stock; and

–       Outstanding 2014 and 2015 PSU awards were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

•        LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit IBM clients for a period of one year or employees for a period of two years following termination of employment.

•        In the 2015 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his or her vested, in-the-money options at an IBM common stock price of $137.62 (the closing price of IBM stock at fiscal year end).

IBM Supplemental Executive Retention Plan (Retention Plan)

•        Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•        Eligibility criteria are described in the 2015 Retention Plan Narrative.

•        Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•        At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•        The 2015 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•        This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

–       The payment would be delayed six months following termination; and

–       Amounts not paid during the delay would be paid (with interest) in July 2016.

•        Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM at any time prior to or following commencement of Retention Plan payments.

IBM Excess 401(k) Plus Plan

•        As described in the 2015 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•        Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in activity that is detrimental to IBM within 12 months following the release date.

•        With respect to IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM, the Excess 401(k) Plus Plan allows the clawback of such IBM contributions made during the 12-month period prior to the detrimental activity through the date of termination.

•        The 2015 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect, if any, or the plan’s default distribution provision.

•        Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end, without assumptions for the following between such date and the distribution date(s):

–       Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

–       Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•        The tables do not reflect:

–       That payment of amounts deferred after December 31, 2004 (and the associated earnings) are subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code; or

–       Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

Retiree Medical and Life Insurance

General Description

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. IBM maintains the Retiree Benefits Plan, the Future Health Account, Access to Group Health Care Coverage and the Retiree Group Life Insurance Plan. Eligibility for a particular program is dependent upon date of hire, age and years of service at termination. Future coverage under such programs remains subject to IBM’s right to amend or terminate the plans at any time. The named executive officers would not have been eligible for the Retiree Benefits Plan following a separation from service on the last business day of the fiscal year end because they had not met the eligibility requirements.

IBM Future Health Account (FHA)

•        Amounts credited by IBM to a hypothetical account may be used to offset the cost of eligible medical, dental and vision insurance coverage for former employees and their eligible dependents.

•        Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

–     Hired before January 1, 2004;

–     Not within five years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

–     At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service. An employee was eligible for an opening balance on July 1, 1999 if the employee was at least age 40 and completed at least one year of service on June 30, 1999.

•      Mrs. Rometty and Dr. Kelly would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

Access to Group Health Care Coverage

•      Eligible employees may purchase retiree health care coverage under an IBM-sponsored retiree medical option. The cost of this coverage is paid solely by the employee, but the coverage is priced at IBM retiree group rates.

•      Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to purchase such coverage:

–   Hired on or after January 1, 2004, and meet the following age and service requirements at separation from service:

•   At least age 55, with at least five years of service; and either

•   The employee’s age and years of service equal 65 or

•   Withdrawal-eligible for the Future Health Account and the funds in the account have been fully depleted.

–        Hired prior to January 1, 2004 but are not eligible for either the IBM Retiree Benefits Plan or the Future Health Account, and at separation of service employee is at least age 55 or later, and the employee’s age and years of service equal at least 65.

•      Mr. Schroeter, Mr. Rhodin and Mrs. van Kralingen would not have been eligible for this benefit following a separation from service on the last business day of the fiscal year end because they had not met the eligibility requirements noted above.

IBM Retiree Group Life Insurance

•      Employees who retire on or after January 1, 2015 will have the option to purchase life insurance at preferred rates, paid solely at their expense.

2015 Potential Payments Upon Termination Table

		LTPP			Excess 401(k)(6)
Name/	Annual Incentive						Deferred IBM
Termination	Program(2)	Stock Options(3)	PSUs(4)	Retention Plan(5)	Basic Account		Shares
Scenario	($)	($)	($)	($)	($)		($)
V.M. Rometty
Termination(1)	$4,500,000	$999,420	$4,567,883	$0	$963,474	(7)	$384,015	(7)
For Cause	0	0	0	0	963,474	(7)	384,015	(7)
M.J. Schroeter
Termination(1)	881,100	35,293	552,131	N/A	1,472,121	(8)	0
For Cause	0	0	0	N/A	1,472,121	(8)	0
M.D. Rhodin
Termination(1)	728,800	0	885,998	0	323,566	(9)	0
For Cause	0	0	0	0	323,566	(9)	0
B.A. van Kralingen
Termination(1)	637,700	0	1,192,753	0	2,106,022	(10)	989,350	(10)
For Cause	0	0	0	0	2,106,022	(10)	989,350	(10)
J.E. Kelly III
Termination(1)	850,500	637,981	1,806,125	587,933	4,070,809	(11)	445,889	(11)
For Cause	0	0	0	0	4,070,809	(11)	445,889	(11)

(1)         Termination includes the following separation scenarios: resignation, retirement and involuntary termination without cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)         Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2016.

(3)         Assumes each named executive officer exercised all vested, in-the-money options at $137.62 (the fiscal year-end closing price of IBM common stock on the NYSE).

(4)         Assumes IBM released each named executive officer’s PSU award, granted in 2013 according to its policy, for the three-year performance period ending December 31, 2015. PSU awards are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) in February in the year following the end of the performance period.

(5)         Reflects the Retention Plan benefit payable for eligible named executive officers as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)         Estimated payments to each named executive officer were calculated using the aggregate account balance as of the last business day of the fiscal year end. See the IBM Excess 401(k) Plus Plan section above for more details.

(7)         Approximate annual amount payable for 10 years starting in February 2016. Deferred IBM Shares are paid as shares of IBM common stock.

(8)         Payable in a lump sum in February 2016.

(9)         Sum of the amount of Basic Account deferred prior to January 1, 2005 payable in a lump sum in February 2016 ($125,483) and the approximate annual amount of the Basic Account deferred on or after January 1, 2005 payable for 10 years starting in February 2016 ($198,083).

(10)     Payable in an immediate lump sum following termination. Deferred IBM Shares are paid as shares of IBM common stock.

(11)       Sum of the amount of Basic Account deferred prior to January 1, 2005 payable in a lump sum in February 2016 ($3,534,636) and the approximate annual amount of the Basic Account deferred on or after January 1, 2005 payable for 10 years starting in February 2016 ($536,173). Deferred IBM Shares are paid as shares of IBM common stock.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

1.      Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.      The Audit Committee has discussed with IBM’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss IBM’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB), as may be modified or supplemented.

3.      The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

4.      The Audit Committee has an established charter outlining the practices it follows. The charter is available on IBM’s website at: http://www.ibm.com/investor/governance/audit-committee-charter.html.

5.      IBM’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, IBM’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, engagements may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. Any such additional engagements are approved by the Audit Committee or by the Audit Committee chair pursuant to authority delegated by the Audit Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.      Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM, and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission.

M.L. Eskew (chair)

D.N. Farr

J.W. Owens

J.E. Spero

AUDIT AND NON-AUDIT FEES

Set forth below are the fees paid by IBM to its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

(Dollars in millions)	2015	2014
Audit Fees	$34.6	$35.0
Audit-Related Fees	35.1	36.4
Tax Fees	5.5	4.5
All Other Fees	0.4	0.3

DESCRIPTION OF SERVICES

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of IBM’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of IBM’s financial statements, including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and audit and review of IBM’s retirement and other benefit-related programs. For 2015, these services included approximately $17 million for independent assessment of controls related to outsourcing services and approximately $9 million for services in support of acquisition and divestiture activities. For 2014, these services included approximately $16 million for independent assessment of controls related to outsourcing services and approximately $13 million for services in support of acquisition and divestiture activities.

Tax Fees: comprise fees for tax compliance, tax planning and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees: comprise fees primarily in connection with certain benchmarking work.

2.       RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As disclosed in its charter, the Audit Committee is responsible for selecting IBM’s independent registered public accounting firm, reviewing that selection with the Board of Directors, approving all related fees and compensation for the accounting firm, and overseeing the work of the firm. In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2016, and with the endorsement of the Board of Directors believes that this selection is in the best interests of IBM and its stockholders and therefore recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2015. PwC’s representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

In accordance with the pre-approval policies and procedures described in the Report of the Audit Committee of the Board of Directors, the Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair its independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for IBM and other relevant information, including PwC’s tenure with IBM. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any regulatory proceedings against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for IBM is in no way adversely affected by any such investigation or litigation.

VOTING RECOMMENDATION

The IBM Board of Directors and the Audit Committee recommend a vote FOR this proposal.

3.       MANAGEMENT PROPOSAL ON ADVISORY VOTE ON EXECUTIVE COMPENSATION

IBM is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

2015 marked IBM’s second year of a multi-year transformation into a cognitive solutions and cloud platform company. IBM continued to successfully shift the business portfolio, while improving free cash flow. While some financial metrics fell short of target, there was progress on many fronts — from a significant increase in our strategic imperatives revenue, to growth in revenue across Systems Hardware, Global Technology Services and multiple countries, to landmark partnerships, and the 23rd consecutive year of patent leadership. In addition, IBM launched multiple businesses leveraging our cognitive capabilities — including Watson Health and Watson Internet of Things.

Specific highlights of performance include:

•        Generated $81.7 billion in revenue, down 1% at constant currency excluding divested businesses, and $14.7 billion in operating net income, down 12% year over year.

•        Continued gross margin expansion with operating margin increase of 20 basis points year over year to 50.8%.

•        Delivered $13.1 billion of free cash flow while at the same time investing 6% of revenue on R&D and announcing the acquisition of 15 companies, including Cleversafe and assets of The Weather Company.

•        Achieved $29 billion of strategic imperatives revenue — analytics, cloud, mobile, social, and security — growing at 26% year over year, at constant currency excluding the System x divested business, and these businesses now represent 35% of IBM’s total revenue at year-end, up from 22% just two years prior.

•        Increased Cloud revenue by 57%, at constant currency and excluding the System x divested business, to $10 billion, making IBM the largest cloud business in the world with 46 cloud data centers giving our Cloud business global scale, and exited 2015 with an annual run rate of $5.3 billion for cloud delivered as a service.

•        Expanded high-growth businesses while at the same time continued to bring innovation to the businesses clients have long valued and relied on. Global Services grew signings and backlog, which at $121 billion increased 1% year over year at constant currency.

•        Grew Global Technology Services revenue at constant currency excluding divested businesses and Global Business Services, in partnership with Apple, delivered more than 100 MobileFirst for iOS applications, helping reimagine the way work gets done across 14 industries and 65 professions.

•        Launched the Systems Hardware flagship z13 and delivered mainframe growth of 35% at constant currency, and Power Systems returned to full year growth at constant currency for the first time since 2011.

•        Maintained market leadership position in software and services.

•        Closed the previously announced divestiture of our Microelectronics business to GLOBALFOUNDRIES. In addition, divested 7 additional smaller businesses — all supporting IBM’s shift to higher value.

As discussed in the 2015 Compensation Discussion and Analysis, IBM’s executive compensation programs are designed to:

•        Ensure that the interests of IBM’s leaders are closely aligned with those of our investors by varying compensation based on both long-term and annual business results and delivering a large portion of the total pay opportunity in IBM stock;

•        Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

•        Attract and retain the highly qualified senior leaders needed to drive a global enterprise to succeed in today’s competitive marketplace;

•        Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking; and

•        Differentiate rewards to reflect individual and team performance.

Compensation of our named executive officers is linked with IBM’s performance against core business metrics. These metrics and their weightings are aligned with IBM’s financial and strategic objectives and are designed to appropriately balance short- and long-term goals. Targets are set for both the annual and long-term incentive programs at aggressive levels each year. These targets, individually and together, are designed to be challenging to attain and are consistent with our financial model shared with investors each year. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not include an inappropriate amount of risk taking.

IBM’s named executive officers are identified in the 2015 Summary Compensation Table, and the compensation of the named executive officers is described on pages 20 through 53. Our compensation strategy supports IBM’s ongoing transformation. It is designed to ensure that executives balance short-term objectives against long-term priorities, to align executive and stockholder interests, and to attract and retain the leadership needed to execute our transformation successfully into a cognitive solutions and cloud platform company. Pay decisions were made in the context of our financial performance relative to our goals, while taking into account the substantial progress made in repositioning the portfolio and IBM for the future.

For 2015 performance, the Board approved an annual incentive payment of $4.5 million for Mrs. Rometty, which represented 90% of target. The payout level considered a balanced view of performance, including financial results lower than planned, but strong growth in strategic imperatives revenue, leading to a faster remix towards the business portfolio of the future while also progressing the core portfolio of systems and services. Taking into consideration the actual salary, annual incentive payout and long-term incentive award for the period 2013-2015, Mrs. Rometty earned 55% of her annual total target compensation in 2015. As for the other named executive officers, actual total compensation for 2015 ranged from 46% to 63% of annual total target compensation.

Annual compensation of the named executive officers as a group varies year to year based on business results and individual performance. For 2015, 90% of the compensation of the named executive officers was performance based. Our annual incentive is a cash payment that is designed to reward executives for the most recent year’s strategic imperatives revenue, operating net income and operating cash flow. For 2015, this incentive comprised 18% of the group’s compensation. Nearly 72% of compensation for 2015 of the named executive officers was in the form of long-term incentive, which is 100% performance based and delivered through Performance Share Units (PSUs). The payout of PSUs is based on IBM’s three-year cumulative performance against operating EPS and free cash flow targets. PSUs will pay out nothing if the threshold performance level is not reached. Because it is paid in shares, the value of the award is also impacted by the share price. The 2015 payout for the period 2013-2015 was approximately 34% of its original award value.

Our overall executive compensation philosophy remains the same. We continue to align pay with the interests of our investors, while at the same time attracting and retaining top leadership talent.

For the reasons expressed above, the Executive Compensation and Management Resources Committee and the IBM Board of Directors believe that these policies and practices are aligned with the interests of our stockholders and reward for performance.

We are therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of IBM’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”

VOTING RECOMMENDATION

The IBM Board of Directors recommends a vote FOR this proposal.

Note: IBM is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on IBM or the Board, and it will not be construed as overruling any decision by IBM or the Board or creating or implying any change to, or additional, fiduciary duties for IBM or the Board.

STOCKHOLDER PROPOSALS

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

Your Board of Directors opposes the following proposals for the reasons stated after each proposal

4.         STOCKHOLDER PROPOSAL FOR DISCLOSURE OF LOBBYING POLICIES AND PRACTICES

Management has been advised that Walden Asset Management, One Beacon Street, Boston, MA 02108, the beneficial owner of over $2,000 in market value of IBM shares, together with multiple co-filers, whose names, addresses and beneficial holdings are available on request, intends to submit the following proposal at the meeting:

Whereas, we believe in full disclosure of our company’s direct and indirect lobbying activities and expenditures to assess whether our lobbying is consistent with IBM’s expressed goals and in the best interests of shareholders.

IBM spent approximately $20.6 million from 2011–2014 on federal lobbying (Senate reports). This total does not include expenditure to influence legislation in states. And IBM provides no disclosure to shareholders of lobbying conducted by third parties.

Resolved, the shareholders of IBM request the preparation of a report, updated annually, and disclosing:

1.         Company policy and procedures governing lobbying, both direct and indirect lobbying communications.

2.         Payments by IBM used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.         Description of the decision making process and oversight by management and the Board for making payments described in sections 1 and 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by any trade association or other organization of which IBM is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on IBM’s website.

Supporting Statement

IBM is to be commended for its thoughtful disclosure of its policies regarding participation in political spending and the electoral process. IBM’s policy prohibits political contributions with company funds. We believe IBM should establish high standards for evaluating and disclosing IBM’s participation and extensive spending in the legislative process through lobbying.

IBM does not disclose its memberships in, or payments to, trade associations, or the portions of such amounts used for lobbying. In contrast, competitors Microsoft, Xerox and Intel publicly disclose indirect expenditures made by their trade associations. Absent a system of accountability and disclosure, corporate assets may be used for objectives that pose risks to the company.

For example, IBM sits on the board of the US Chamber of Commerce, which has spent over $1 billion dollars on lobbying since 1998. Yet IBM does not disclose its chamber payments nor the portion used for lobbying.

IBM’s statement on climate change policy states that “IBM recognizes climate change is a serious concern that warrants meaningful action on a global basis to stabilize the atmospheric concentration of greenhouse gases (GHGs).” In contrast, the Chamber is publicly attacking the EPA on its new Clean Power Plan addressing climate change. IBM’s payments to the Chamber help fund these attacks and conflict with IBM’s positive climate goals.

We urge IBM to review its public policy oversight and expand its public disclosure of lobbying.

VOTING RECOMMENDATION

Your Board of Directors recommends a vote AGAINST this proposal.

This proposal requests additional disclosure by IBM of lobbying activities and expenditures. IBM already discloses lobbying activities and expenditures, including expenditures made through trade associations, as required by law. Furthermore, the Company has established clear oversight over such activities and expenditures through numerous written corporate policies, instructions and guidelines. This proposal does not appear to properly consider IBM’s well known policies and practices in this area, and the Board recommends against this proposal.

IBM’s policy on Lobbying is set forth in the IBM Business Conduct Guidelines under the section entitled “Lobbying,” and is published by the Company on its website at: http://www.ibm.com/investor/ governance/business-conduct-guidelines.html?subtabs=open. Specifically, the IBM Business Conduct Guidelines provide that all lobbying activities, including lobbying activities by third parties on behalf of IBM and grassroots lobbying, require the prior approval of IBM’s Government and Regulatory Affairs office — a globally integrated function providing public policy and government relations expertise in support of IBM’s business operations worldwide. All IBM employees are required to comply with these guidelines. The IBM Government and Regulatory Affairs office works to advocate the public policy interests of IBM and its stockholders and employees with governments around the world.

The Company provides disclosure on its website about its key public policy positions as well as its policies and practices with regard to public policy matters, including trade and industry associations and lobbying activities and expenditures. See http:// www.ibm.com/investor/governance/public-policy-matters.html. Further, IBM’s U.S. federal lobbying reports disclose in extensive detail all issues lobbied and total U.S. federal lobbying expenditures made by IBM. Contrary to the proposal’s supporting statement, IBM’s total reported U.S. federal lobbying expenditures do, in fact, include expenditures for “indirect lobbying” via trade associations, as required by law. These reports are available for public review at http://disclosures.house.gov/Ld/LDSearch.aspx/. IBM also complies fully with U.S. state and local lobbying disclosure laws, which vary by jurisdiction, but which do, in most cases, require lobbyists to register and disclose their lobbying activities. Finally, the Company periodically reports to its Board of Directors about IBM’s policies and practices in connection with governmental relations, public policy and related expenditures.

Given all of the foregoing, the Board views the proposal as unnecessary. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

5.   STOCKHOLDER PROPOSAL ON THE RIGHT TO ACT BY WRITTEN CONSENT

Management has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of at least 25 shares of IBM stock, intends to submit the following proposal at the meeting:

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

This proposal topic won majority shareholder support at 13 major companies in a single year. This includes 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. This is important because there could be 15-months between annual meetings. A shareholder right to act by written consent is one method to equalize our limited provisions for shareholders to call a special meeting. For instance 25% of IBM shareholders are now needed to call a special meeting when Delaware law allows 10% of shareholders.

Please vote to enhance shareholder value:

Right to Act by Written Consent — Proposal 5

VOTING RECOMMENDATION

Your Board of Directors recommends a vote AGAINST this proposal.

IBM has long demonstrated its commitment to sound principles of corporate governance, working to ensure that its practices protect and further the interests of its stockholders. IBM’s current practices are designed to ensure that notice and an opportunity to be heard precede stockholder votes, enabling meaningful discourse to occur before important decisions are made affecting your Company. In contrast, this proposal would enable the owners of a bare majority of shares to act by voting in favor of their own proposed action, without a meeting and without ever providing notice to other stockholders or IBM. The Board of Directors believes that the adoption of this proposal would not be in the best interests of its stockholders.

Currently, any matter that IBM or its stockholders wishes to present for a stockholder vote must be noticed in advance and presented at a meeting of stockholders. This allows all stockholders to consider, discuss and vote on pending stockholder actions. In contrast, the written consent proposal at issue would permit a small group of stockholders (including those who accumulate a short-term voting position through the borrowing of shares) with no fiduciary duties to other stockholders to initiate action with no prior notice either to the other stockholders or to the Company, thus preventing all stockholders from having an opportunity to deliberate in an open and transparent manner, and to consider arguments for and against any action, including IBM’s position. Permitting stockholder action by written consent could also lead to substantial confusion and disruption for stockholders; with potentially multiple, even conflicting, written consents being solicited by multiple stockholder groups. In short, the Board does not believe that written consent is an appropriate corporate governance model for a widely-held public company like IBM.

IBM also believes that adoption of this proposal is unnecessary because of IBM’s long demonstrated history of commitment to high standards of corporate governance. IBM has taken numerous steps that enable participation by stockholders. IBM’s by-laws permit holders of at least 25% of the outstanding shares the power to call a special meeting of stockholders. The Board believes that holding meetings with proper notice whereby all stockholders may deliberate and discuss the proposed actions, receive and consider the Company’s position and recommendation, and then vote their shares is the best way for stockholders to take action. The safeguards around the ability to act by a special or annual meeting promote and protect stockholders’ interests. Other examples of existing accountability to stockholders include the Company’s annual election of directors by majority voting and the absence of any super-majority provisions in our charter documents. Finally, as described in this Proxy Statement, the Company has an established process by which stockholders may communicate directly with IBM’s Board or non-management directors throughout the year on any topics of interest to stockholders.

The Board views the proposal calling for action by written consent without prior notice to all stockholders as unnecessary and not in the best interests of its stockholders. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

6.   STOCKHOLDER PROPOSAL TO HAVE AN INDEPENDENT BOARD CHAIRMAN

Management has been advised that Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021, the owner of at least 500 shares of IBM stock, intends to submit the following proposal at the meeting:

Shareholders request our Board of Directors to adopt as policy, and amend our governing documents as necessary, to require the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next CEO transition, implemented so it does not violate any existing agreement. If the Board determines that a Chair who was independent when selected is no longer independent, the Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chair. This proposal requests that all the necessary steps be taken to accomplish the above.

This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix. It also won 43% support at our company.

It is the responsibility of the Board of Directors to protect shareholders’ long-term interests by providing independent oversight of management. By setting agendas, priorities and procedures, the Chairman is critical in shaping the work of the Board.

A board of directors is less likely to provide rigorous independent oversight of management if the Chairman is the CEO, as is the case with our Company. Having a board chairman who is independent of the Company and its management is a practice that will promote greater management accountability to shareholders and lead to a more objective evaluation of management.According to the Millstein Center for Corporate Governance and Performance (Yale School of Management), “The independent chair curbs conflicts of interest, promotes oversight of risk, manages the relationship between the board and CEO, serves as a conduit for regular communication with shareowners, and is a logical next step in the development of an independent board.” (Chairing the Board: The Case for Independent Leadership in Corporate North America, 2009.)

An NACD Blue Ribbon Commission on Directors’ Professionalism recommended that an independent director should be charged with “organizing the board’s evaluation of the CEO and provide ongoing feedback; chairing executive sessions of the board; setting the agenda and leading the board in anticipating and responding to crises.” A blue-ribbon report from The Conference Board echoed that position.

A number of institutional investors said that a strong, objective board leader can best provide the necessary oversight of management. Thus, the California Public Employees’ Retirement System’s Global Principles of Accountable Corporate Governance recommends that a company’s board should be chaired by an independent director, as does the Council of Institutional Investors.

An independent director serving as chairman can help ensure the functioning of an effective board. Please vote to enhance shareholder value:

Independent Board Chairman — Proposal 6

VOTING RECOMMENDATION

Your Board of Directors recommends a vote AGAINST this proposal.

One of the most important tasks undertaken by a board is to select the leadership of the board and IBM. In order to do that job most effectively and in the best interests of the stockholders, a board should have the flexibility to combine or split the Chairman and CEO roles. Because one size does not fit all situations, your Board has altered its structure at various times depending upon the particular circumstances. For example, your Board split the Chairman and CEO roles during previous CEO transitions. These seamless and successful leadership transitions have served as a model for public company succession planning. We already have independent board leadership in the form of our Presiding Director. We do not believe that requiring these roles always be split, or that the Chairman always be a non-management director, is in the best interest of IBM, and we recommend a vote against the proposal.

There is little doubt that selection of IBM’s Chairman and CEO is one of the most important functions for the Board. The responsibility is taken seriously by your Board, a diverse group of leaders in their fields, including current and former Chairmen and CEOs of Fortune 500 companies and leaders of major academic institutions. The Board is uniquely positioned to see the opportunities and challenges IBM faces, and to test personally the candidates for the Chairman and CEO positions over time, in order to select the leadership needed for IBM for the long term. Limiting the candidate pool as suggested by the proponent will do nothing to enhance the ability of the Board to exercise its fiduciary obligation to identify the best leadership for IBM.

IBM already has an independent director holding the position of Presiding Director. The Presiding Director is elected by the independent members of the Board, with the following robust and meaningful responsibilities. The Presiding Director:

•        presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors,

•        serves as liaison between the Chairman and the independent directors,

•        approves information sent to the Board,

•        approves meeting agendas for the Board,

•        approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

•        has authority to call meetings of the independent directors, and

•        if requested by major stockholders, ensures that he or she is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

The Presiding Director position is just the latest example of IBM’s continued commitment to strong corporate governance. Independent directors comprise 85% of the Board and 100% of the Audit, Directors and Corporate Governance and Executive Compensation and Management Resources Committees. After each regularly scheduled Board meeting both the full Board and the non-management directors of the Board meet in executive session with the non-management directors session led by the independent Presiding Director.

In addition, the Board has a history of proactively responding to stockholder issues, such as implementing a majority voting policy for director elections and granting stockholders owning at least 25% of the outstanding shares of the Company the power to call a special meeting of stockholders. In contrast to the exemplary performance and quality of the IBM Board over the years, the proponent provides no evidence demonstrating that separating the roles of Chairman and CEO at IBM would result in increased value for IBM stockholders. In light of this total lack of empirical support, IBM’s strong and independent Board, and IBM’s Presiding Director structure, this stockholder proposal is both inappropriate and unnecessary.

We believe that stockholders benefit when the Board can select the best candidates to run IBM at a given time. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

FREQUENTLY ASKED QUESTIONS

1. What is a “stockholder of record”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the “record owner” of your shares is usually your bank, broker or other intermediary. If you are not a registered stockholder, please understand that IBM does not know that you are a stockholder, or how many shares you own.

2. I want to attend the Annual Meeting. What procedures must I follow?

Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank, broker or other intermediary well in advance of the meeting and bring it to the meeting. Contact your bank, broker or other intermediary for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

3. Are there specific restrictions on attending the Annual Meeting, and what I can bring with me into the meeting?

This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

4. What is the “Record Date” for the Annual Meeting?

February 26, 2016.

5. Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($0.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

6. Which IBM shares are included in the proxy card I received?

For stockholders of record: The proxy card you received covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stock holdings as of the record date.

7. May I vote my shares in person at the Annual Meeting?

For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

8. Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope.

Instead of returning a signed proxy card, you can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on April 25, 2016, or otherwise ensure that your card is signed, returned and received by such time and date. If instructions are not received over the Internet or by telephone by 12:01 a.m. EDT on April 25, 2016, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9. May I change or revoke my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of IBM.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

10. How can I contact IBM’s transfer agent?

Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephoning 888-IBM-6700 (outside the United States, Canada and Puerto Rico 781-575-2727).

11. Other than the items in the Proxy Statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon those matters utilizing their own discretion.

12. During the Question Period at the Annual Meeting, what topics will be discussed?

This part of the meeting is for stockholders to ask questions to the Chairman about company matters. It is not the appropriate forum to raise personal grievances.

13. I understand that a “quorum” of stockholders is required in order for IBM to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of common stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

14. How many shares of IBM stock are “outstanding”?

As of February 10, 2016, there were 960,880,915 shares of common stock outstanding and entitled to be voted.

15. What is the voting requirement for electing IBM’s directors?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.

16. What is “broker discretionary voting”?

This refers to the NYSE rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. It is important that you cast your vote.

17. Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of New York State, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current New York State law requirements and IBM’s certificate of incorporation and by-laws.

18. Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this Proxy Statement?

The table below reflects the vote required in accordance with the laws of New York State:

		Do abstentions	Is broker
		count as votes	discretionary
Proposal	Vote required	cast?	voting allowed?
Election of Directors	Majority of votes cast	No	No
Ratification of Appointment of PricewaterhouseCoopers LLP	Majority of votes cast	No	Yes
Management Proposal on Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Stockholder Proposals*	Majority of votes cast	No	No

* Advisory and non-binding

19. Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc.).

20. Where can I find the voting results of the Annual Meeting?

IBM intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website. In addition, IBM will report voting results on a Form 8-K shortly after the Annual Meeting.

21. Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

22. How do I submit a proposal for inclusion in IBM’s 2017 proxy material?

Stockholder proposals may be submitted for IBM’s 2017 proxy material after the 2016 Annual Meeting and must be received at our corporate headquarters no later than November 7, 2016. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Mail Drop 301, Armonk, NY 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of IBM and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.

23. How do I submit an item of business for the 2017 Annual Meeting?

Stockholders who intend to present an item of business at the 2017 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in IBM’s Proxy Statement) must provide notice of such business to IBM’s Secretary no earlier than October 8, 2016 and no later than November 7, 2016 as set forth more fully in IBM’s by-laws.

24. I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.

25. What is “Householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.

26. If I am a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

27. Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

28. Did IBM utilize the SEC’s e-proxy rules for delivery of the proxy materials this year?

No. IBM delivered its proxy materials in the same manner as it has in the past. However, many stockholders have previously consented to receive electronic delivery of proxy materials.

29. I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at http://www.ibm.com/investor, and select “Stockholder services,” scroll down to “Consent for materials online,” click on either “if you own stock directly in your name” or “if you own stock beneficially through a brokerage account,” and follow the instructions to enroll.

30. I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above).

For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.

31. Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by IBM through the mail, in person and by telecommunications. The cost of this solicitation will be borne by IBM. In addition, management has retained Morrow & Co., LLC, to assist in soliciting proxies for a fee of approximately $45,000, plus reasonable out-of-pocket expenses.

Christina M. Montgomery
Vice President and Secretary
March 7, 2016

MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote. If you vote by telephone or the Internet, please DO NOT mail back this proxy card. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Log on to: www.ibm.com/investor/vote Vote by telephone • Within USA, US territories & Canada, call toll-free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message. Mark your votes with an X as shown in this example. Please do not write outside the designated areas. 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q PROXY/VOTING INSTRUCTION CARD SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. + IBM’s Directors recommend a vote FOR each director (please mark your vote for each director separately). 1. Election of Directors for a Term of One Year (Pages 6 - 12) For Against Abstain For Against Abstain For Against Abstain For Against Abstain 01 - K. I. Chenault 02 - M. L. Eskew 03 - D. N. Farr 04 - M. Fields 05 - A. Gorsky 06 - S. A. Jackson 07 - A. N. Liveris 08 - W. J. McNerney, Jr. 09 - H. S. Olayan 10 - J. W. Owens 11 - V. M. Rometty 12 - J. E. Spero 13 - S. Taurel 14 - P. R. Voser IBM’s Directors recommend a vote FOR Proposals 2 and 3. For Against Abstain For Against Abstain 2. Ratification of Appointment of Independent Registered Public Accounting Firm (Page 55) 3. Advisory Vote on Executive Compensation (Page 56) IBM’s Directors recommend a vote AGAINST Proposals 4, 5 and 6. ForAgainst Abstain For Against Abstain For Against Abstain 4. Stockholder Proposal for Disclosure of Lobbying Policies and Practices (Page 58) 5. Stockholder Proposal on the Right to Act by Written Consent (Page 59) 6. Stockholder Proposal to have an Independent Board Chairman (Page 60) MMMMMMMC 1234567890 J N T 6 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 6 3 2 002CSP006F 028XMG MMMMMMMMM C B A X IMPORTANT ANNUAL MEETING INFORMATION

. Annual Meeting Admission Ticket This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 26, 2016, at 10 a.m. in the Savannah International Trade & Convention Center, Savannah, Georgia. Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable. PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING. Dear IBM Stockholder: Your vote is important. Please read both sides of the attached 2016 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card. You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 26, 2016, at 10 a.m. in the Savannah International Trade & Convention Center, One International Drive, Hutchinson Island, Savannah, Georgia 31402. If you plan to attend the Annual Meeting, you should either mark the box provided below on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system. We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder. Christina M. Montgomery Vice President and Secretary q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 26, 2016 Virginia M. Rometty, Martin J. Schroeter, Michelle M. Browdy and Christina M. Montgomery, or any of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the + undersigned at the Annual Meeting of Stockholders to be held in the Savannah International Trade & Convention Center, One International Drive, Hutchinson Island, Savannah, Georgia 31402, at 10 a.m. on Tuesday, April 26, 2016, or any adjournment or postponement thereof. THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2016 ANNUAL MEETING AND PROXY STATEMENT. THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2016 ANNUAL MEETING AND PROXY STATEMENT. UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED. (Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting.) Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone. Date (mm/dd/yyyy) — Please print date below. Signature(s) — Please keep signature(s) within the box. + IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD. D Mark the box if you plan to attend the Annual Meeting.